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                            Scudder Portfolio Builder
                                   PROSPECTUS

Thirteen pure no-load(TM) (no sales charge) mutual funds:

Domestic Equity Funds seek to provide long-term growth of capital by investing primarily in the U.S. equity markets.

Scudder Development Fund - November 1, 1996
Scudder Small Company Value Fund - January 1, 1997
Scudder Growth and Income Fund - May 1, 1997
Scudder Large Company Growth Fund - March 1, 1997


Global Equity Funds seek to provide long-term capital appreciation by investing primarily in foreign equity markets.

Scudder International Fund - August 1, 1996 as Revised September 5 and September 25, 1996
Scudder Global Fund - November 1, 1996
Scudder Emerging Markets Growth Fund - March 1, 1997
Scudder Latin America Fund - March 1, 1997


Domestic Fixed Income Funds seek to provide a high level of income by investing primarily in domestic debt securities.


Scudder Income Fund - May 1, 1997
Scudder High Yield Bond Fund - July 1, 1997



Global Fixed Income Funds seek to provide income by investing in foreign debt securities.

Scudder International Bond Fund - November 1, 1996 as Revised February 21, 1997 Scudder Emerging Markets Income Fund - March 1, 1997


Money Market Fund seeks stability of capital while maintaining the liquidity of capital and providing current income from money market securities.

Scudder Cash Investment Trust - November 1, 1997

For more specific descriptions of each Fund's investment objective please refer to each Fund's "Investment objective(s) and policies" section.


Each of the aforementioned funds are series of Trusts or Corporations, each of which is an open-end management investment company. This combined prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. Please retain this prospectus for future reference.


Shares of Scudder Cash Investment Trust are not insured or guaranteed by the U.S. Government. The Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

Scudder High Yield Bond Fund invests without limitation in, and Scudder Emerging Markets Income Fund invests predominantly in, lower quality bonds, commonly referred to as junk bonds. Bonds of this type are considered to be speculative with regard to the payment of interest and return of principal. They carry greater risks, including the risk of default, than other debt securities. Purchasers should carefully assess the risks associated with an investment in these Funds. Refer to "Additional information about policies and investments" and "Special risk considerations" for further information.


If you require more detailed information, each Fund's Statement of Additional Information, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statements, dated May 1, 1997 for Scudder Growth and Income Fund and Scudder Income Fund; June 28, 1996 for Scudder High Yield Bond Fund as Revised January 17, 1997; November 1, 1996 for Scudder Development Fund, Scudder Global Fund, Scudder International Bond Fund and Scudder Cash Investment Trust; January 1, 1997 for Scudder Small Company Value Fund; and March 1, 1997 for Scudder Large Company Growth Fund, Scudder Emerging Markets Growth Fund, Scudder Latin America Fund and Scudder Emerging Markets Income Fund, which are incorporated by reference into this prospectus, have been filed with the Securities and Exchange Commission and are available along with other related materials on the Securities and Exchange Commission's Internet Web site (http://www.sec.gov).


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents -- see page 14


as of July 1, 1997


SCUDDER

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                                  intentionally
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                                   Prospectus

 Expense information

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in the Funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.


 1) Shareholder transaction expenses: Expenses charged directly to your individual account in a Fund for various transactions.

                                                                  Scudder       Scudder Small       Scudder
                                                                Development        Company         Growth and
                                                                    Fund         Value Fund       Income Fund
                                                               -----------       ----------       -----------

     Sales commissions to purchase shares (sales load)               NONE             NONE             NONE


     Commissions to reinvest dividends                               NONE             NONE             NONE


     Deferred sales charge                                           NONE             NONE             NONE


     Redemption fees payable to the Fund                             NONE*           1.00%*            NONE*


     Exchange fees payable to the Fund                               NONE            1.00%*            NONE


 2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the fiscal year ended June 30, 1996 for Scudder Development Fund, August 31, 1996 for Scudder Small Company Value
     Fund and December 31, 1996 for Scudder Growth and Income Fund.


     Investment management fee                                       0.98%            0.00%**           0.49%


     12b-1 fees                                                      NONE             NONE              NONE


     Other expenses                                                  0.26%            1.50%             0.29%
                                                                     ----             ----              ----


     Total Fund operating expenses                                   1.24%            1.50%**           0.78%
                                                                     ====             ====              ====


 Example


 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Scudder Development
 Fund and Scudder Growth and Income Fund have no redemption fees of any kind.)


     One year                                                        $ 13             $ 15              $  8


     Three years                                                       39               47                25


     Five years                                                        68               82                43


     Ten years                                                        150              179                97


 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.



 * You may redeem by writing or calling the Funds. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information regarding Scudder Development Fund and Scudder Growth and Income Fund, please refer to "Transaction information--Redeeming shares." For additional information regarding Scudder Small Company Value Fund, please refer to "Transaction information--Redeeming shares--Exchanging and redeeming shares from Scudder Small Company Value Fund, Scudder Emerging Markets Growth Fund or Scudder High Yield Bond Fund." There is a 1% fee retained by Scudder Small Company Value Fund which is imposed only on redemptions or exchanges of shares held less than one year.

 ** Until December 31, 1997, the Adviser has agreed to waive a portion of its investment management fee to the extent necessary so that the total annualized expenses of Scudder Small Company Value Fund do not exceed 1.50% of average daily net assets. If the Adviser had not agreed to waive a portion of its fee, annualized Fund expenses would have been: investment management fee .75%, other expenses 1.86% and total operating expenses 2.61% for the fiscal period ended August 31, 1996.


                                   Prospectus

 Expense information

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in the Funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.


 1) Shareholder transaction expenses: Expenses charged directly to your individual account in a Fund for various transactions.

                                                                                Scudder Large        Scudder           Scudder
                                                                                   Company       International         Global
                                                                                 Growth Fund          Fund              Fund
                                                                                 -----------          ----              ----

     Sales commissions to purchase shares (sales load)                                 NONE             NONE              NONE


     Commissions to reinvest dividends                                                 NONE             NONE              NONE


     Redemption fees                                                                   NONE*            NONE*             NONE*


     Fees to exchange shares                                                           NONE             NONE              NONE


 2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the fiscal year ended October 31, 1996 for Scudder Large Company Growth Fund, March 31, 1996 for Scudder International
     Fund and June 30, 1996 for Scudder Global Fund.


     Investment management fee                                                        0.70%            0.82%             0.96%


     12b-1 fees                                                                        NONE             NONE              NONE


     Other expenses                                                                   0.37%            0.32%             0.38%
                                                                                      ----             ----              ----


     Total Fund operating expenses                                                    1.07%            1.14%             1.34%
                                                                                      ====             ====              ====


 Example


 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)


     One year                                                                        $ 11             $ 12              $ 14


     Three years                                                                       34               36                42


     Five years                                                                        59               63                73


     Ten years                                                                        131              139               161



 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.



 * You may redeem by writing or calling the Funds. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."


                                   Prospectus

 Expense information

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in the Funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in either Fund for various transactions.

                                                                                  Scudder           Scudder
                                                                                  Emerging           Latin
                                                                                   Markets          America
                                                                                 Growth Fund          Fund
                                                                                 -----------          ----

     Sales commissions to purchase shares (sales load)                               NONE              NONE


     Commissions to reinvest dividends                                               NONE              NONE


     Deferred sales charge                                                           NONE              NONE


     Redemption fees payable to the Fund                                            2.00%*             NONE*


     Exchange fees payable to the Fund                                              2.00%*             NONE



 2) Annual Fund operating expenses: Expenses paid by a Fund (estimated expenses for Scudder Emerging Markets Growth Fund) before it distributes its net investment income, expressed as a percentage of its average daily net assets for the fiscal year ended October 31, 1996 for Scudder Emerging
     Markets Growth Fund and October 31, 1996 for Scudder Latin America Fund.



     Investment management fee                                                      0.98%**           1.25%


     12b-1 fees                                                                      NONE              NONE


     Other expenses                                                                 1.02%**           0.71%
                                                                                    ----              ----


     Total Fund operating expenses                                                  2.00%**           1.96%
                                                                                    ====              ====


 Example


 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, Scudder Latin America
 Fund has no redemption fees of any kind.)


     One year                                                                      $ 20              $ 20


     Three years                                                                     63                62


     Five years                                                                      --               106


     Ten years                                                                       --               229



 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.


 * You may redeem by writing or calling the Funds. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information regarding Scudder Emerging Markets Growth Fund, please refer to "Transaction information--Redeeming shares--Exchanging and redeeming shares from Scudder Small Company Value Fund, Scudder Emerging Markets Growth Fund or Scudder High Yield Bond Fund." There may be a 2% fee retained by Scudder Emerging Markets Growth Fund which is imposed only on redemptions or exchanges of shares held less than one year. For additional information regarding Scudder Latin America Fund, please refer to "Transaction information--Redeeming shares."


 ** Until February 28, 1998, the Adviser and certain of its subsidiaries have agreed to waive all or portions of their fees payable by Scudder Emerging Markets Growth Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 2.00% of average daily net assets. If the Adviser and its subsidiaries had not agreed to waive all or portions of their fees, it is estimated that annualized Fund expenses would have been: investment management fee 1.25%, other expenses 2.54% and total operating expenses 3.79% for the initial fiscal period and 1.25%, 1.02% and 2.27%, respectively, for the fiscal year ending October 31, 1997. For the Fund's initial fiscal period, the Adviser did not receive an investment management fee.


                                   Prospectus

 Expense information

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in the Funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in either Fund for various transactions.

                                                                                Scudder           Scudder
                                                                                Income          High Yield
                                                                                 Fund            Bond Fund
                                                                                 ----            ---------

     Sales commissions to purchase shares (sales load)                            NONE              NONE


     Commissions to reinvest dividends                                            NONE              NONE


     Deferred sales charge                                                        NONE              NONE


     Redemption fees payable to the Fund                                          NONE*            1.00%*


     Exchange fees payable to the Fund                                            NONE             1.00%*



 2) Annual Fund operating expenses: Expenses paid by a Fund (estimated expenses for Scudder High Yield Bond Fund) before it distributes its net investment income, expressed as a percentage of its average daily net assets for the fiscal year ended December 31, 1996 for Scudder Income Fund and for the fiscal year ending February 28, 1998 for Scudder High Yield Bond Fund.



     Investment management fee (after waiver, if applicable)                      0.61%             0.00%**


     12b-1 fees                                                                   NONE              NONE


     Other expenses                                                              0.37%              0.00%**
                                                                                 ----               ----


     Total Fund operating expenses (after waiver and reimbursement, if
         applicable)                                                             0.98%              0.00%**
                                                                                 ====               ====


 Example


 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, Scudder Income Fund has no redemption fees of any kind.)


     One year                                                                   $ 10              $  0


     Three years                                                                  31                 0


     Five years                                                                   54                --


     Ten years                                                                   120                --



 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.



 * You may redeem by writing or calling the Funds. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information regarding Scudder Income Fund, please refer to "Transaction information--Redeeming shares." For additional information regarding Scudder High Yield Bond Fund, please refer to "Transaction information--Redeeming shares--Exchanging and redeeming shares from Scudder Small Company Value Fund, Scudder Emerging Markets Growth Fund or Scudder High Yield Bond Fund." There may be a 1% fee retained by Scudder High Yield Bond Fund which is imposed only on redemptions or exchanges of shares held less than one year.


**   Until December 31, 1997, the Adviser and certain of its subsidiaries have agreed to waive all of their fees payable by Scudder High Yield Bond Fund to the extent necessary so that the total annualized expenses of the Fund do not exceed 0% of average daily net assets. If the Adviser and its subsidiaries had not agreed to waive all of their fees, annualized Fund expenses would have been: investment management fee 0.70%, other expenses 1.05% and total operating expenses 1.75% for the initial fiscal period and it is estimated that annualized Fund expenses would be 0.70%, 0.42%, and 1.12%, respectively, for the fiscal year ending February 28, 1998. For the Fund's initial fiscal period, the Adviser did not receive an investment management fee.



                                   Prospectus

 Expense information

 How to compare a Scudder pure no-load(TM) fund

 This information is designed to help you understand the various costs and expenses of investing in the Funds. By reviewing this table and those in other mutual funds' prospectuses, you can compare each Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

 1) Shareholder transaction expenses: Expenses charged directly to your individual account in a Fund for various transactions.

                                                                                                  Scudder            Scudder
                                                                                  Scudder         Emerging            Cash
                                                                                International      Markets         Investment
                                                                                  Bond Fund       Income Fund        Trust
                                                                                  ---------       -----------        -----
     Sales commissions to purchase shares (sales load)                              NONE             NONE              NONE


     Commissions to reinvest dividends                                              NONE             NONE              NONE


     Redemption fees                                                                NONE*            NONE*             NONE*


     Fees to exchange shares                                                        NONE             NONE              NONE


 2) Annual Fund operating expenses: Expenses paid by a Fund before it distributes its net investment income, expressed as a percentage of its average daily net assets for the fiscal year ended June 30, 1996 for Scudder International Bond Fund, October 31, 1996 for Scudder Emerging
     Markets Income Fund and June 30, 1996 for Scudder Cash Investment Trust.


     Investment management fee                                                     0.85%            0.99%             0.41%


     12b-1 fees                                                                     NONE             NONE              NONE


     Other expenses                                                                0.41%            0.45%             0.42%
                                                                                   ----             ----              ----


     Total Fund operating expenses                                                 1.26%            1.44%             0.83%
                                                                                   ====             ====              ====


 Example


 Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by each Fund before it distributes its net investment income to shareholders. (As noted above, the Funds have no redemption fees of any kind.)


     One year                                                                     $ 13             $ 15              $  8


     Three years                                                                    40               46                26


     Five years                                                                     69               79                46


     Ten years                                                                     152              172               103



 See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.



 * You may redeem by writing or calling the Funds or, for Scudder Cash Investment Trust, by Write-A-Check. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."


                                   Prospectus

Financial highlights

On the next six pages you will find tables including selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements. Scudder Large Company Growth Fund changed its name from Scudder Quality Growth Fund on March 1, 1997. If you would like more detailed information concerning a Fund's performance, a complete portfolio listing and audited financial statements are available in each Fund's most recent Annual Report and may be obtained without charge by writing Scudder Investor Services, Inc.

                                              Income from
                                              investment                                       Less
                              Income from     operations:                                  distributions
                              investment     Net realized &                    Less           from net
                Net asset     operations:     unrealized                   distributions     realized
Fund name and     value,          Net         gain (loss) on   Total from      from net       gains on
 fiscal year    beginning     investment       investment     investment     investment     investment         Total     Redemption
  or period     of period    income (loss)    transactions    operations       income       transactions   distributions     fees
  ---------     ---------    -------------    ------------    ----------       ------       ------------   -------------     ----

 Scudder Development Fund--For the years ended June 30:


 1996(b)             $  37.35     (0.38)         12.79           12.41            --         (4.20)          (4.20)             --


 1995(b)             $  27.58      (.31)         12.20           11.89            --         (2.12)          (2.12)             --


 1994(b)             $  34.58      (.30)        (3.63)          (3.93)            --         (3.07)          (3.07)             --


 1993(b)             $  29.92      (.27)          6.63            6.36            --         (1.70)          (1.70)             --


 1992(b)             $  27.33      (.23)          3.78            3.55            --         (0.96)          (0.96)             --


 1991(b)             $  26.25      (.10)          2.41            2.31            --         (1.23)          (1.23)             --


 1990(b)             $  22.54      (.08)          6.07            5.99            --         (2.28)          (2.28)             --


 1989(b)             $  22.00      (.10)          1.06             .96            --          (.42)           (.42)             --


 1988                $  25.39      (.08)        (1.41)          (1.49)            --         (1.90)          (1.90)             --


 1987                $  25.12      (.07)          1.67            1.60            --         (1.33)          (1.33)             --


 Scudder Small Company Value Fund:


 10/6/95+            $  12.00        .07          1.53            1.60         (.05)            --           (.05)             .02
 -8/31/96


 Scudder Growth and Income Fund--For the years ended December 31:


 1996(g)             $  20.23        .60          3.84            4.44         (.57)         (.87)          (1.44)              --


 1995                $  16.26        .55          4.46            5.01         (.56)         (.48)          (1.04)              --


 1994                $  17.24        .49         (.05)             .44         (.51)         (.91)          (1.42)              --


 1993(f)             $  16.20        .49          2.01            2.50         (.45)        (1.01)          (1.46)              --


 1992                $  15.76        .57           .90            1.47         (.53)         (.50)          (1.03)              --


 1991                $  12.77        .57          2.97            3.54         (.55)            --           (.55)              --


 1990                $  14.14        .65        (1.01)           (.36)         (.67)         (.34)          (1.01)              --


 1989                $  13.18        .67          2.75            3.42         (.69)        (1.77)          (2.46)              --


 1988                $  12.31        .60           .86            1.46         (.59)            --           (.59)              --


 1987                $  15.02        .68         (.07)             .61         (.68)        (2.64)          (3.32)              --


 Scudder Large Company Growth Fund--For the years ended October 31:


 1996(g)             $  18.44        .08          3.41            3.49         (.14)         (.60)           (.74)              --


 1995                $  16.17        .11          3.40            3.51         (.15)        (1.09)          (1.24)              --


 1994                $  16.42        .16         (.09)             .07         (.08)         (.24)           (.32)              --


 1993                $  15.30        .06          1.09            1.15         (.03)            --           (.03)              --


 1992                $  13.65        .02          1.68            1.70         (.03)         (.02)           (.05)              --


 5/15/91+            $  12.00        .03          1.62            1.65            --            --              --              --
 -10/31/91


 +    Commencement of operations.

 *    Annualized

 **   Not annualized

 (a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after June 30, 1996 for Scudder Development Fund and for fiscal years beginning on or after September 1, 1995 for each Scudder Large Company Growth Fund and Scudder Growth and Income Fund.

 (b) Per share amounts have been calculated using the weighted average shares outstanding during the period method.

 (c)  Total return is higher due to maintenance of the Fund's expenses.


                                   Prospectus

                                                                 Ratio of
                                                Ratio of         operating          Ratio of net
                                                operating      expenses before       investment
                                               expenses, to       expense           income (loss)
   Net asset                   Net assets       average        reductions, to        to average        Portfolio        Average
  value, end      Total       end of period     daily net       average daily        daily net         turnover        commission
   of period      Return (%)   ($ millions)     assets (%)      net assets (%)        assets (%)        rate (%)       rate paid
   ---------      ----------   ------------     ----------      --------------        ----------        --------       ---------

  $   45.56       35.26          1,040            1.24              --                   (0.91)           58.8        $.0554(a)


  $   37.35       45.41            727            1.32              --                   (1.01)           41.6        $    --


  $   27.58      (12.91)           546            1.27              --                    (.91)           48.3        $    --


  $   34.58       22.28            821            1.30              --                    (.83)           49.2        $    --


  $   29.92       12.83            700            1.30              --                    (.70)           53.5        $    --


  $   27.33       10.32            476            1.29              --                    (.40)           70.8        $    --


  $   26.25       28.50            361            1.34              --                    (.35)           40.1        $    --


  $   22.54        4.66            275            1.32              --                    (.47)           32.0        $    --


  $   22.00      (5.35)            356            1.30              --                    (.44)           39.2        $    --


  $   25.39        7.51            387            1.27              --                    (.33)           23.5        $    --



  $   13.57      13.54(c,d)**       41           1.50*             2.61*                   .67*          33.97*        $ .0364



  $   23.23       22.18          4,186             .78              --                     2.77           26.6        $.0572(a)


  $   20.23       31.18          3,061             .80              --                     3.10           26.9        $    --


  $   16.26        2.60          1,992             .86              --                     2.98           42.3        $    --


  $   17.24       15.59          1,624             .86              --                     2.93           35.5        $    --


  $   16.20        9.57          1,166          .94(e)              --                     3.60           27.5        $    --


  $   15.76       28.16            723             .97              --                     4.03           44.7        $    --


  $   12.77      (2.33)            491             .95              --                     5.03           64.7        $    --


  $   14.14       26.36            490             .87              --                     4.47           76.6        $    --


  $   13.18       12.01            402             .92              --                     4.63           47.6        $    --


  $   12.31        3.50            392             .89              --                     4.24           59.5        $    --



  $   21.19       19.49            221            1.07            1.07                     0.41           68.8        $.0551(a)


  $   18.44       23.78            173            1.17            1.17                     0.71           91.6        $    --


  $   16.17         .39            113            1.25            1.25                     0.96          119.7        $    --


  $   16.42        7.49            126            1.20            1.20                     0.39          111.4        $    --


  $   15.30       12.47            101            1.25            1.40                     0.24           27.4        $    --


   $   13.65     13.75**            30           1.25*           2.67*                    0.83*          11.5*        $    --

 (d) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.

 (e) The Adviser did not impose a portion of its management fee amounting to $.02 per share for the year ended December 31, 1992. If all expenses, including the management fee not imposed, had been incurred by the Fund, the annualized ratio of expenses to average net assets for such year would have been 1.08% and the total return would have been lower. This ratio includes costs associated with the acquisition of certain assets of Niagara Share Corporation on July 27, 1992, exclusive of these charges the ratio would have been .92%.

 (f) Effective January 1, 1993, the Fund discontinued using equalization accounting.

 (g)  Based on monthly average shares outstanding during the period.


                                   Prospectus


                                              Income from
                                              investment                                                    Less
                              Income from     operations:                                     Less      distributions
                              investment     Net realized &                    Less       distributions    from net
                Net asset     operations:     unrealized                   distributions       in         realized
Fund name and     value,          Net        gain (loss) on   Total from      from net    excess of net   gains on
 fiscal year    beginning     investment       investment     investment     investment    investment    investment        Total
  or period     of period    income (loss)    transactions    operations       income        income      transactions  distributions
  ---------     ---------    -------------    ------------    ----------       ------        ------      ------------  ------------

 Scudder International Fund--For the years ended March 31(a):


 1996                $  39.72        .38          7.19            7.57         (.40)            --          (1.18)          (1.58)


 1995                $  42.96        .21        (1.03)           (.82)            --            --          (2.42)          (2.42)


 1994                $  35.69        .31          7.74            8.05         (.63)         (.06)           (.09)           (.78)


 1993                $  34.36        .38          2.64            3.02         (.83)            --           (.86)          (1.69)


 1992                $  34.69        .44         (.37)             .07            --            --           (.40)           (.40)


 1991                $  37.00        .80         (.39)             .41         (.74)            --          (1.98)          (2.72)


 1990                $  34.79        .49          5.30            5.79         (.43)            --          (3.15)          (3.58)


 1989                $  33.43        .40          4.15            4.55         (.13)            --          (3.06)          (3.19)


 1988                $  44.05        .45         (.86)           (.41)         (.82)            --          (9.39)          (10.21)


 1987                $  36.93        .47         13.07           13.54         (.49)            --          (5.93)          (6.42)


 Scudder Global Fund--For the years ended June 30:


 1996                $  25.64        .24          3.94            4.18         (.25)            --           (.84)          (1.09)


 1995                $  23.93        .25          1.91            2.16         (.11)            --           (.34)           (.45)


 1994(f)             $  21.63        .23          2.57            2.80         (.24)            --           (.26)           (.50)


 1993                $  19.56        .15          2.42            2.57         (.16)            --           (.34)           (.50)


 1992                $  18.06        .19          2.28            2.47         (.31)            --           (.66)           (.97)


 1991                $  20.36        .40        (1.50)          (1.10)         (.37)            --           (.83)          (1.20)


 1990                $  17.64        .19          3.28            3.47         (.20)            --           (.55)           (.75)


 1989                $  14.47        .19          3.20            3.39         (.14)            --           (.08)           (.22)


 1988                $  15.42        .18         (.82)           (.64)         (.06)            --           (.25)           (.31)


 7/23/86+            $  12.00        .05          3.37            3.42            --            --              --              --
 -6/30/87


 Scudder Emerging Markets Growth Fund(a):


 5/8/96+             $  12.00      (.02)           .86             .84            --            --              --              --
 -10/31/96


 Scudder Latin America Fund--For the years ended October 31:


 1996(a)             $  16.22        .25          4.30            4.55         (.15)            --              --           (.15)


 1995                $  24.44        .09        (7.62)          (7.53)            --            --           (.73)           (.73)


 1994                $  18.41      (.03)          6.10            6.07            --         (.06)           (.06)           (.12)


 12/8/92+            $  12.00        .03          6.36            6.39            --            --              --              --
 -10/31/93


 Scudder High Yield Bond Fund(f):


 6/28/96+
 -2/28/97$              12.00        .76           .77             1.53         (.76)           --           (.01)           (.77)

 +    Commencement of operations.

 *    Annualized

 **   Not annualized

 (a)  Based on monthly average shares outstanding during the period.

 (b) Average commission rate paid per share of common and preferred stocks. This is calculated for fiscal years ending on or after June 30, 1996 for Scudder Global Fund and for fiscal years beginning on or after September 1, 1995 for Scudder Latin America Fund.

 (c) The Adviser did not impose all of its management fee during the period July 23, 1986 (commencement of operations) to December 31, 1986, amounting to $.01 per share.

 (d) The Adviser absorbed a portion of the Fund's expenses exclusive of management fees, amounting to $.03 per share.

 (e) The portfolio turnover rate on equity securities and debt securities was 62.7% and 174.4%, respectively, based on average monthly equity holdings and average monthly debt holdings.


                                   Prospectus

                                                                        Ratio of
                                                        Ratio of       operating        Ratio of net
                                                       operating     expenses before     investment
                                                     expenses net,      expense          income (loss)
             Net asset                  Net assets     to average     reductions, to     to average       Portfolio       Average
Redemption  value, end    Total       end of period    daily net      average daily      daily net         turnover      commission
  fees       of period    Return (%)   ($ millions)    assets (%)     net assets (%)      assets (%)       rate (%)       rate paid
---------   ----------    ---------     ----------     ----------      ----------        --------          --------       ---------

    --      $   45.71      19.25          2,515           1.14             --              .86           45.2                --


    --      $   39.72     (2.02)          2,192           1.19             --              .48           46.3                --


    --      $   42.96      22.69          2,198           1.21             --              .75           39.9                --


    --      $   35.69       9.12          1,180           1.26             --             1.13           29.2                --


    --      $   34.36        .18            933           1.30             --             1.25           50.4                --


    --      $   34.69       1.46            929           1.24             --             2.22           70.1                --


    --      $   37.00      17.08            783           1.18             --             1.33           49.4                --


    --      $   34.79      14.34            550           1.22             --             1.20           48.3                --


    --      $   33.43      (.47)            559           1.21             --             1.16           54.8                --


    --      $   44.05      40.18            791           1.09             --             1.19           66.5                --



    --      $   28.73      16.65          1,368           1.34             --              .84           29.1           $.0272(b)


    --      $   25.64       9.11          1,168           1.38             --             1.03           44.4           $    --


    --      $   23.93      12.99          1,096           1.45             --              .97           59.7           $    --


    --      $   21.63      13.45            577           1.48             --              .90           64.9           $    --


    --      $   19.56      14.09            371           1.59             --             1.09           44.6           $    --


    --      $   18.06     (5.20)            268           1.70             --             2.21         85.0(e)           $    --


    --      $   20.36      20.00            257           1.81             --             1.77           38.3            $    --


    --      $   17.64      23.90             91           1.98             --             1.22           30.7            $    --


    --      $   14.47     (4.45)             81         1.71(d)            --             1.23           53.8            $    --


    --      $   15.42     28.50**           102         1.84*(c)           --             .63*          32.2*            $    --




   .01      $   12.85     7.08**(g,h)        76          2.00*          3.79*           (.32)*          19.5*           $.0006(b)




   .01      $   20.63      28.31             622           1.96           1.96             1.32           22.4           $.0001(b)


   .04      $   16.22    (30.96)             519           2.08           2.11              .52           39.5           $    --


   .08      $   24.44      33.43             809           2.01           2.05            (.20)           22.4           $    --


   .02      $   18.41     53.42**(i)         261          2.00*          2.69*             .44*           4.6*                --





   .01      $   12.77    13.23**(g,h)         74           00.0          1.75*            9.44*          39.84*            $  --




 (f) Per share amounts have been calculated using weighted average shares outstanding.

 (g)  Total return is higher due to maintenance of the Fund's expense.

 (h) Total return does not reflect the effect of the 2% redemption fee on shares held less than one year for Scudder Emerging Markets Growth Fund or the 1% redemption fee for Scudder High Yield Bond Fund.

 (i) Total return does not reflect the effect of the applicable redemption fees.

 (j)  Redemption fees were less than one-half of $.01.


                                   Prospectus

                                              Income from
                                              investment                                                   Less
                              Income from     operations:                                                distributions      Less
                              investment     Net realized &                   Less                        from net     distributions
                Net asset     operations:     unrealized                   distributions       Less       realized          in
Fund name and     value,          Net        gain (loss) on   Total from    from net     distributions    gains on     excess of net
 fiscal year    beginning     investment       investment     investment    investment    from paid-in   investment      realized
  or period     of period    income (loss)    transactions    operations      income         capital     transactions     gains
  ---------     ---------    -------------    ------------    ----------      ------       ----------    ------------     ------

 Scudder Income Fund--For the years ended December 31:


 1996(b)             $  13.61        .80         (.36)             .44         (.81)            --           (.09)              --


 1995                $  12.32        .83          1.41            2.24         (.86)            --           (.03)           (.06)


 1994                $  13.71        .84        (1.45)           (.61)         (.76)            --              --           (.02)


 1993                $  13.48        .90           .77            1.67         (.87)            --           (.45)           (.12)


 1992                $  13.91        .95         (.05)             .90         (.93)            --           (.40)              --


 1991                $  12.82        .93          1.22            2.15         (.92)            --           (.14)              --


 1990                $  12.89       1.03         (.01)            1.02        (1.03)        (.06)(a)            --              --


 1989                $  12.41       1.05           .49            1.54        (1.06)            --              --              --


 1988                $  12.40       1.07           .01            1.08        (1.07)            --              --              --


 1987                $  13.41       1.08         (.99)             .09        (1.10)            --              --              --


 Scudder Emerging Markets Income Fund--For the years ended October 31:


 1996(b)             $  10.26       1.20          2.71            3.91        (1.19)            --              --              --


 1995                $  11.05       1.14         (.82)             .32        (1.11)            --              --              --


 12/31/93+           $  12.00       0.60        (1.04)           (.44)         (.51)            --              --              --
 -10/31/94


 Scudder Cash Investment Trust--For the years ended June 30:


 1996                $  1.000       .048            --              --            --            --              --              --


 1995                $  1.000       .048            --              --            --            --              --              --


 1994                $  1.000       .027            --              --            --            --              --              --


 1993                $  1.000       .027            --              --            --            --              --              --


 1992                $  1.000       .047            --              --            --            --              --              --


 1991                $  1.000       .069            --              --            --            --              --              --


 1990                $  1.000       .080            --              --            --            --              --              --


 1989                $  1.000       .082            --              --            --            --              --              --


 1988                $  1.000       .064            --              --            --            --              --              --


 1987                $  1.000       .056            --              --            --            --              --              --


 +    Commencement of operations.

 (a) Distribution made (as a result of foreign currency related gains on the disposition of foreign bonds) in order to avoid the payment of a 4% federal excise tax under Internal Revenue Code section 4982.

 (b)  Based on monthly average shares outstanding during the period.




                                           Income from                                Less          Less
                            Income from    investment                            distributions   distributions
                            investment     operations:                  Less       from net      in excess of
                Net asset   operations:    Net realized             distributions   realized     net realized
Fund name and    value,        Net       gain (loss) on  Total from   from net      gains on      gains on      Less tax    Total
 fiscal year   beginning    investment     investment    investment   investment   investment    investment     return of   distri-
 or period     of period    income (a)    transactions(c)operations    income      transactions  transactions    capital    butions
 ---------     ---------    -------------  ------------  ----------    ------       ----------    ------------  --------  ----------

 Scudder International Bond Fund--For the years ended June 30:


 1996             $  11.43        .73         (.45)           .28       (.12)            --            --           (.61)     (.73)


 1995             $  11.97        .98         (.54)           .44          --            --            --           (.98)     (.98)


 1994(b)          $  13.57        .92        (1.22)         (.30)       (.91)            --         (.39)              --    (1.30)


 1993             $  13.68       1.03           .52          1.55      (1.04)         (.62)            --              --    (1.66)


 1992             $  12.35       1.08          2.15          3.23      (1.09)         (.81)            --              --    (1.90)


 1991             $  12.08       1.21           .56          1.77      (1.21)         (.29)            --              --    (1.50)


 1990             $  11.27       1.10           .80          1.90      (1.09)            --            --              --    (1.09)


 7/6/88+          $  12.00       1.00         (.73)           .27      (1.00)            --            --              --    (1.00)
 -6/30/89


 (b) Per share amounts have been calculated using weighted average shares outstanding.

 +    Commencement of operations.


                                   Prospectus

  Less
 distri-
 butions                                                               Ratio of         Ratio of          Ratio of net
from net                                                               operating        operating          investment
investment                                                             expenses       expenses before       income
income and                                                             net, to           expense           (loss) to
net realized     Total       Net asset                  Net assets     average        reductions, to         average       Portfolio
 capital       Distri-      value, end     Total       end of period   daily net      average daily        daily net      turnover
 gains         butions      of period     Return (%)   ($ millions)    assets (%)      net assets (%)       assets (%)      rate (%)
---------    ----------     ---------   ----------      ----------      ----------        --------          --------       ---------

    --        (.90)         $   13.15          3.41            579             .98            --              6.01          66.9


    --        (.95)         $   13.61         18.54            578             .99            --              6.35        128.25


    --        (.78)         $   12.32        (4.43)            463             .97            --              6.43          60.3


    --       (1.44)         $   13.71         12.58            509             .92            --              6.32         130.6


    --       (1.33)         $   13.48          6.74            457             .93            --              7.05         121.3


    --       (1.06)         $   13.91         17.32            403             .97            --              7.13         109.6


    --       (1.09)         $   12.82          8.32            302             .95            --              8.21          48.0


    --       (1.06)         $   12.89         12.75            272             .93            --              8.23          63.2


    --       (1.07)         $   12.41          8.91            245             .94            --              8.53          19.6


    --       (1.10)         $   12.40           .74            242             .94            --              8.37          33.7



    --       (1.19)         $   12.98         39.78            305            1.44          1.45             10.05        430.0(c)


    --       (1.11)         $   10.26          3.46            169            1.50          1.68             12.83         302.2


    --         (.51)         $   11.05      (3.54)**             95           1.50*         2.23*             9.17*        180.6*




  (.048)       (.048)         $   1.000          4.89          1,387            .83            --              4.79            --


  (.048)       (.048)         $   1.000          4.90          1,520            .78            --              4.84            --


  (.027)       (.027)         $   1.000          2.77          1,430            .82            --              2.78            --


  (.027)       (.027)         $   1.000          2.75          1,119            .78            --              2.72            --


  (.047)       (.047)         $   1.000          4.76          1,361            .70            --              4.58            --


  (.069)       (.069)         $   1.000          7.13          1,736            .66            --              6.91            --


  (.080)       (.080)         $   1.000          8.23          1,644            .67            --              7.93            --


  (.082)       (.082)         $   1.000          8.49          1,563            .66            --              8.21            --


  (.064)       (.064)         $   1.000          6.59          1,370             68            --              6.44            --


  (.056)       (.056)         $   1.000          5.71          1,144            .68            --              5.55            --


(c) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.

 *    Annualized

 **   Not annualized






                                                                                    (a) Reflects a      (a) Reflects      (a)
                                                                                   per share amount      a per share    Operating
                                          Ratio of      Ratio of net                 of expenses,         amount of      expense
                                          operating      investment                 exclusive of          management    ratio before
Net asset                  Net assets   expenses, net    income to     Portfolio   management fees,       fee not         expense
value, end   Total       end of period  to average net   average net   turnover     reimbursed by         imposed by     reductions
of period   Return (%)   ($ millions)   assets (%)(a)    assets (%)     rate (%)    the Adviser of      the Adviser of      (%)
----------- -----------  -------------  -------------   -------------  ----------  ----------------    ----------------   ---------

  $10.98       2.59          515            1.26             6.50        275.7      $      --            $      --           --


  $11.43       3.92          910            1.30             8.52        318.5      $      --            $      --           --


  $11.97     (2.83)        1,231            1.27             6.86        232.9      $      --            $      --         1.29


  $13.57      12.24        1,017            1.25             7.69        249.7      $      --            $     .02         1.37


  $13.68      28.25          542            1.25             8.31        147.9      $      --            $     .04         1.57


  $12.35      14.88          144            1.25             9.48        260.1      $      --            $     .06         1.75


  $12.08      17.59           73            1.25             9.57        215.6      $      --            $     .10         2.51


  $11.27     2.16**          13             1.00*            8.58*       103.8*      $     .39            $     .10        5.59*

 (c) Includes exchange gain (loss) of $.01, $.01 and ($.02) for the periods ended June 30, 1991, 1990 and 1989, previously included in net investment income.

 *    Annualized

 **   Not annualized


                                   Prospectus

A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $115 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                          /s/Daniel Pierce
                                          Chairman,
                                          Scudder, Stevens & Clark, Inc.

 Scudder Mutual Funds

   o  Scudder Development Fund

   o  Scudder Small Company Value Fund

   o  Scudder Growth and Income Fund

   o  Scudder Large Company Growth Fund

   o  Scudder International Fund

   o  Scudder Global Fund

   o  Scudder Emerging Markets Growth Fund

   o  Scudder Latin America Fund

   o  Scudder Income Fund

   o  Scudder High Yield Bond Fund

   o  Scudder International Bond Fund

   o  Scudder Emerging Markets Income Fund

   o  Scudder Cash Investment Trust


Contents

Investment characteristics                            15

Scudder Development Fund                              15

Scudder Small Company Value Fund                      16

Scudder Growth and Income Fund                        17

Scudder Large Company Growth Fund                     18

Scudder International Fund                            19

Scudder Global Fund                                   20

Scudder Emerging Markets Growth Fund                  21

Scudder Latin America Fund                            23

Scudder Income Fund                                   24

Scudder High Yield Bond Fund                          26

Scudder International Bond Fund                       28

Scudder Emerging Market Income Fund                   30

Scudder Cash Investment Trust                         32

Investment experience                                 33

Additional information about policies
   and investments                                    33

Distribution and performance information              42

Fund organization                                     44

Transaction information                               46

Shareholder benefits                                  50

Scudder tax-advantaged retirement plan                53

Appendix                                              53

Investment products and services                      55

How to contact Scudder                        Back cover


                                   Prospectus
                                       14
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Investment characteristics

Scudder Development Fund, Scudder Small Company Value Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder International Fund, Scudder Global Fund, Scudder Emerging Markets Growth Fund, Scudder Latin America Fund, Scudder Income Fund, Scudder High Yield Bond Fund, Scudder International Bond Fund, Scudder Emerging Markets Income Fund and Scudder Cash Investment Trust (the "Funds") are mutual funds advised by Scudder, Stevens & Clark, Inc. (the "Adviser"). The prospectuses of the thirteen Funds are presented together here so that you can understand their important differences and decide which Fund or combination of Funds is most suitable for your investment needs.

Each Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

Except as otherwise indicated, each Fund's investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that a Fund's objectives will be met.

Scudder Development Fund

Investment objective and policies

Scudder Development Fund, a diversified series of Scudder Securities Trust, seeks long-term growth of capital by investing primarily in securities of emerging growth companies. The Fund is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income.

Investments

The Fund generally invests in equity securities, including common stocks and convertible securities, of relatively small or little-known companies, commonly referred to as emerging growth companies, that the Adviser believes have above-average earnings growth potential and/or may receive greater market recognition. Both factors are believed to offer significant opportunity for capital appreciation and the Adviser will attempt to identify these opportunities before their potential is recognized by investors in general.

To help reduce risk, the Fund allocates its investments among many companies and different industries. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, financial condition, competitive position, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, structural changes in local economies, capital resources, the degree of governmental regulation or deregulation, management and other factors.

For temporary defensive purposes the Fund may vary from its investment policy during periods in which conditions in securities markets or other economic or political conditions warrant. In such cases, the Fund may hold cash, high quality debt securities without equity features, U.S. Government securities and invest in money market instruments which are rated in the two highest categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"), or, if unrated, are deemed by the Adviser to be of equivalent quality.

In addition, the Fund may invest in preferred stocks when management anticipates that the capital appreciation is likely to equal or exceed that of common stocks over a selected time.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and broker/dealers which are recognized as reporting government securities dealers. In addition, the Fund may engage in strategic transactions. More information about these investment techniques is provided under "Additional information about policies and investments."

Why invest in the Fund?

Scudder Development Fund offers participation in the potential growth of small companies with favorable long-term prospects. It also offers the benefits of professional management of investments in many rapidly changing sectors of the economy. Examples include new retailing concepts, the U.S. transition to a more service based economy and advances in health care, communications and technology. In return for accepting above-average risk, investors gain access to a large, diversified portfolio designed for above-average capital appreciation compared to that available from larger companies such as those in the Standard & Poor's 500 Stock Index.


                                   Prospectus
                                       15
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Scudder Small Company Value Fund

Investment objective and policies

Scudder Small Company Value Fund, a diversified series of Scudder Securities Trust, invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies. The Adviser uses a systematic, proprietary investment approach to identify small, domestic companies that, in the opinion of the Adviser, are selling at prices that do not reflect adequately their long-term business potential. These companies are often out of favor or not closely followed by investors and, as a result, may offer substantial appreciation potential over time.

The Fund is expected to provide little, if any, current income and is designed for the aggressive portion of an investor's portfolio. Although the Fund typically holds a large number of securities identified through a quantitative, value-driven investment strategy, it does entail above-average investment risk in comparison to larger stocks. Shares of the Fund should be purchased with a long-term horizon in mind. To encourage long-term investment, a 1% redemption and exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

Investments

In pursuit of long-term growth of capital, the Fund invests, under normal circumstances, at least 90% of its assets in the common stock of small U.S. companies. The Fund will invest in securities of companies that are similar in size to those in the Russell 2000(R) Index of small stocks and maintain a median market capitalization (i.e., current stock price times shares outstanding) below $500 million. On a temporary basis, the Fund may continue to hold securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, but will not add to these holdings.

The Fund takes a diversified approach to investing in small capitalization issues. It will not be unusual for the Fund to participate in more than one hundred small companies, representing a variety of U.S. industries.

While the Fund invests predominantly in common stocks, it can purchase other types of equity securities including preferred stocks (either convertible or nonconvertible), rights, warrants and restricted securities. Securities may be listed on national exchanges or, more commonly, traded over-the-counter. The Fund also may invest up to 20% of its assets in U.S. Treasury, agency and instrumentality obligations on a temporary basis, may enter into repurchase agreements and may engage in strategic transactions, using such derivatives contracts as index options and futures, to increase stock market participation, enhance liquidity and manage transaction costs. In addition, for temporary or emergency purposes, such as providing for redemptions or distributions, the Fund may borrow from banks and other financial institutions in an amount not exceeding the value of one-third of the Fund's total assets. The Fund will not borrow for investment purposes.

For temporary defensive purposes, the Fund may invest without limit in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions. More information about these investment techniques is provided under "Additional information about policies and investments."

Value investment approach

The Fund is actively managed using a disciplined, value-oriented investment management approach. The Adviser uses a proprietary, computerized model to identify for investment small public U.S. companies selling at prices that, in the opinion of the Adviser, do not reflect adequately their long-term business potential. Companies purchased for the Fund typically have the following characteristics:

 o Attractive valuations relative to the Russell 2000 Index--a widely used benchmark of small stock performance--based on measures such as price to earnings, price to book value and price to cash flow ratios.

 o   Favorable trends in earnings growth rates and stock price momentum.

The Fund's holdings are often out of favor or simply overlooked by investors. Accordingly, their prices can rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors come to recognize the full extent of a company's underlying potential.

While the Fund involves above-average equity risk, the Fund's value-oriented, systematic approach to investing is designed to mitigate volatility of the Fund's share price relative to the small capitalization sector of the U.S. stock market. This risk is further managed by purchasing a large number of stocks, and employing specialized portfolio management techniques, such as portfolio optimization.

Why invest in the Fund?

Scudder Small Company Value Fund combines the long-term growth potential of small company stocks with the defensive nature of value investing. The Fund focuses on U.S. small capitalization issues that may be out of favor or not closely followed by investors, yet which, in the opinion of the Adviser, will reward investors with substantial returns over time. U.S. small capitalization stocks have outperformed large capitalization stocks over time, albeit with


                                   Prospectus
greater volatility in returns. Since the Fund involves both above-average performance opportunity and risk, it may be suitable for those individuals who are investing for a long-term goal, such as accumulating assets for retirement, funding a child's college education or building wealth for future generations.

While the Fund may invest in a broad range of industries, it is not, by itself, a complete investment program. Nonetheless, it can help improve the diversification of an investment portfolio already holding other types of stock and fixed-income securities. Historically, the prices of value stocks, and in particular small company value stocks, have not always moved in tandem with the prices of either large company stocks or higher-risk small company "growth" issues. Thus, Fund shares can add balance to a personal investment portfolio.

The Fund offers low-cost, convenient access to a sector of the U.S. stock market in which investors might otherwise find it difficult to participate. On their own, individual investors might find it a challenge to analyze data on hundreds of small companies, receive complete, up-to-date financial information, and buy and sell securities at favorable prices. The Fund's portfolio management team assumes the burden of these varied responsibilities for investors.

What are the Fund's special risks?

While historically small company stocks have outperformed the stocks of large companies, the former have customarily involved more risk as well. Small companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because small companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Scudder Growth and Income Fund

Investment objective and policies

Scudder Growth and Income Fund, a diversified series of Scudder Investment Trust, seeks long-term growth of capital, current income and growth of income. The Fund invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying current dividends. Over time, continued growth of earnings tends to lead to higher dividends and enhancement of capital value. The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities for investment considerations and not for trading purposes.

Investments

The Fund attempts to achieve its investment objective by investing primarily in dividend-paying common stocks, preferred stocks and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may also invest in nonconvertible preferred stocks consistent with the Fund's objective. From time to time, for temporary defensive purposes, when the Fund's investment Adviser feels such a position is advisable in light of economic or market conditions, the Fund may invest, without limit, in cash and cash equivalents. It is impossible to predict for how long such alternative strategies will be utilized. The Fund may invest in foreign securities and in repurchase agreements. It may also loan securities and may engage in strategic transactions. More information about investment techniques is provided under "Additional information about policies and investments."

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of shares to be higher or lower than when purchased.

Why invest in the Fund?

The Fund seeks to provide participation in the long-term growth of the economy through the potential investment returns offered by common stocks and securities convertible into common stocks. It maintains a diversified portfolio consisting primarily of common stocks, preferred stocks and convertible securities of


                                   Prospectus
companies with long-standing records of earnings growth. These companies, many of which are mainstays of the domestic U.S. economy, offer prospects for future growth of earnings and profits, and therefore may offer investors attractive long-term investment opportunities. This strategy, with an emphasis on income, may be more appropriate for the conservative portions of your equity portfolio.

Scudder Large Company Growth Fund

Investment objective and policies

Scudder Large Company Growth Fund, a diversified series of Scudder Investment Trust, seeks to provide long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies. Although current income is an incidental consideration, many of the Fund's securities should provide regular dividends which are expected to grow over time.

The Fund's equity investments consist of common stocks, preferred stocks and securities convertible into common stocks of companies which are of above-average financial quality and offer the prospect for above-average growth in earnings, cash flow or assets relative to the overall market as defined by the Standard & Poor's 500 Composite Price Index (S&P 500). The prospect for above-average growth in assets is evaluated in terms of the potential future earnings such growth in assets can produce.

The Fund allocates its investments among different industries and companies, and adjusts its portfolio securities based on long-term investment considerations as opposed to short-term trading. While the Fund emphasizes U.S. investments, it can commit a portion of assets to the equity securities of foreign growth companies which meet the criteria applicable to domestic investments.

Investments

The Fund invests primarily in the equity securities issued by large-sized domestic companies that offer above-average appreciation potential. In seeking such investments, the Adviser invests in companies with the following characteristics:

  o companies that have exhibited above-average growth rates over an extended period with prospects for maintaining greater than average rates of growth in earnings, cash flow or assets in the future;

  o companies that are in a strong financial position with high credit standings and profitability;

  o companies with important business franchises, leading products or dominant marketing and distribution systems;

  o  companies guided by experienced, motivated management;

  o companies selling at attractive prices relative to potential growth in earnings, cash flow or assets.

The Adviser utilizes a combination of qualitative and quantitative research techniques to identify companies that have above-average quality and growth characteristics and that are deemed to be selling at attractive market valuations. In-depth fundamental research is used to evaluate various aspects of corporate performance, with a particular focus on consistency of results, long-term growth prospects and financial strength. Quantitative valuation models are designed to help determine which growth companies offer the best values at a given point in time. From time to time, for temporary defensive or emergency purposes, the Fund may invest a portion of its assets in cash and cash equivalents when the Adviser deems such a position advisable in light of economic or market conditions. The Fund also may invest in convertible securities, foreign securities, repurchase agreements, and may engage in strategic transactions. In addition, the Fund may invest, to a limited extent, in illiquid or restricted securities.

The Fund invests at least 65% of its total assets in the equity securities of large U.S. growth companies, i.e., those with total market capitalization of $1 billion or more. The Fund looks for companies with above-average financial quality.

When assessing financial quality, the Adviser weighs four elements of business risk. These factors are the Adviser's assessment of the strength of a company's balance sheet, the accounting practices a company follows, the volatility of a company's earnings over time and the vulnerability of earnings to changes in external factors, such as the general economy, the competitive environment, governmental action and technological change.

More information about investment techniques is provided under "Additional information about policies and investments."

Why invest in the Fund?

The Fund provides investors with convenient and low-cost access to a diversified equity portfolio involving seasoned, financially-strong U.S. growth companies. The Fund's investment strategy is to acquire the equity securities of well-managed large- and medium-sized companies, primarily located in the U.S., which have established records of above-average earnings growth and are judged to have potential for the future. The Adviser believes that companies with relatively consistent and above-average rates of growth will be rewarded by the


                                   Prospectus
market with higher stock prices over time and investment returns in excess of the market as a whole. Also, while the business results of such companies will be affected by slowdowns in economic growth, they should be less affected by adverse business conditions than more leveraged or cyclical companies.

The Fund is only appropriate for those investors who understand and can accept the risks of stock market investing. While the Fund emphasizes the securities of companies with above-average growth and quality characteristics, movements in the overall stock market will affect the Fund's price. The Adviser, however, attempts to lessen the effects of stock market fluctuation through portfolio diversification and disciplined security selection. The Adviser has been involved in quality growth investing for over 20 years.

While the Fund is broadly diversified, it does not, in itself, represent a complete investment program. Nonetheless, because of its emphasis on quality growth companies, the Fund may be appropriate as a core equity component of an investment portfolio containing money market, bond and more specialized equity investments.

Scudder International Fund

Investment objective and policies

Scudder International Fund, a diversified series of Scudder International Fund, Inc., seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. These securities are selected primarily to permit the Fund to participate in non-United States companies and economies with prospects for growth. The Fund invests in companies, wherever organized, which do business primarily outside the United States. The Fund intends to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry.

Investments

The Fund generally invests in equity securities of established companies, listed on foreign exchanges, which the Adviser believes have favorable characteristics.

When the Adviser believes that it is appropriate to do so in order to achieve the Fund's investment objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities. Such debt securities include debt securities of foreign governments, supranational organizations and private issuers, including bonds denominated in the European Currency Unit (ECU). Portfolio debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the Adviser to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade (see "Risk factors").

In addition, the Fund may enter into repurchase agreements, and may engage in strategic transactions, which may include derivatives.

When the Adviser determines that exceptional conditions exist abroad, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in Canadian or U.S. Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the U.S.

Why invest in the Fund?

The Fund is designed for investors seeking investment opportunity and diversification through an actively managed portfolio of foreign securities.

One reason that some investors may wish to invest overseas is that certain foreign economies may grow more rapidly than the U.S. economy and may offer opportunities for achieving superior investment returns. Another reason is that foreign stock and bond markets do not always move in step with each other or with the U.S. markets. A portfolio invested in a number of markets worldwide will be better diversified than one which is subject to the movements of a single market.

Another benefit of the Fund is that it eliminates the complications and extra costs associated with direct investment in individual foreign securities.

Individuals investing directly in foreign stocks may find it difficult to make purchases and sales, to obtain current information, to hold securities in safekeeping, and to convert the value of their investments from foreign currencies into U.S. dollars. The Fund manages these tasks for the investor. With a single investment, the investor has a diversified international investment portfolio, which is actively managed by experienced professionals. The Adviser has had long experience in dealing in foreign markets and with brokers and custodian banks around the world. The Adviser also has the benefit of an established information network and believes the Fund affords a convenient and cost-effective method of investing internationally.


                                   Prospectus

The Fund's investments are generally denominated in foreign currencies. The strength or weakness of the U.S. dollar against these currencies is responsible for part of the Fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Scudder Global Fund

Investment objective and policies

Scudder Global Fund, a diversified series of Scudder Global Fund, Inc., seeks long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in the U.S. or in foreign countries. It also may invest in the debt securities of U.S. and foreign issuers. Income is an incidental consideration.

Investments

The Fund invests in companies that the Adviser believes will benefit from global economic trends, promising technologies or products and specific country opportunities resulting from changing geopolitical, currency or economic relationships. It is expected that investments will be spread broadly around the world. The Fund will be invested usually in securities of issuers located in at least three countries, one of which may be the U.S. The Fund may be invested 100% in non-U.S. issues, and for temporary defensive purposes may be invested 100% in U.S. issues, although under normal circumstances it is expected that both foreign and U.S. investments will be represented in the Fund's portfolio. It is expected that investments will include companies of varying size as measured by assets, sales or capitalization.

The Fund generally invests in equity securities of established companies listed on U.S. or foreign securities exchanges, but also may invest in securities traded over-the-counter. It also may invest in debt securities convertible into common stock, and convertible and non-convertible preferred stock, and fixed-income securities of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed that available from investments in equity securities. These debt and fixed-income securities will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or those of equivalent quality as determined by the Adviser. The Fund may not invest more than 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P or deemed by the Adviser to be of comparable quality (see "Additional information about policies and investments --Risk factors").

The Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Fixed-income securities also may be held for temporary defensive purposes when the Adviser believes market conditions so warrant and for temporary investment. Similarly, the Fund may invest in cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and for liquidity. The Fund may invest in closed-end investment companies holding foreign securities. In addition, the Fund may engage in strategic transactions.

Risks of global investing

Global investing involves economic and political considerations not typically found in U.S. markets. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends and interest paid to the Fund), war, expropriation, political and social instability, and diplomatic developments.

Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. The management of the Fund seeks to mitigate the risks associated with these considerations through diversification and active professional management.

The Fund is designed for long-term investors who can accept international investment risk. Since the Fund normally will be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Fund's share price will


                                   Prospectus
reflect the movements of both the different stock and bond markets in which it is invested and the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased. Because of the Fund's global investment policies and the investment considerations discussed above, investment in shares of the Fund should not be considered a complete investment program.

Why invest in the Fund?

The management of the Fund believes that there is substantial opportunity for long-term capital growth from a professionally managed portfolio of securities selected from the U.S. and foreign equity markets. This global investment framework seeks to take advantage of the investment opportunities created by the global economy. The world has become highly integrated in economic, industrial and financial terms. Companies increasingly operate globally as they purchase raw materials, produce and sell their products and raise capital. As a result, international trends such as movements in currency and trading relationships are becoming more important to many industries than purely domestic influences. To understand a company's business, it is frequently more important to understand how it is linked to the world economy than whether or not it is, for example, a U.S., French or Swiss company. Just as a company takes a global perspective in deciding where to operate, so too may an investor benefit from looking globally in deciding which industries are growing, which producers are efficient and which companies' shares are undervalued. The Fund affords the investor access to opportunities wherever they arise, without being constrained by the location of a company's headquarters or the trading market for its shares.

The Fund is designed for investors seeking worldwide equity opportunities in developed, newly industrialized and developing countries (some of these developing countries are located in Latin America and Africa). Like consumers who seek to buy a good product wherever it is made, the Fund seeks to find investment opportunities regardless of location. Because the Fund's portfolio invests globally, it provides the potential to augment returns available from the U.S. stock market. In addition, since U.S. and foreign markets do not always move in step with each other, a global portfolio will be more diversified than one invested solely in U.S. securities.

Investing directly in foreign securities is usually impractical for most investors because it presents complications and extra costs. Investors often find it difficult to arrange purchases and sales, to obtain current information, to hold securities in safekeeping and to convert the value of their investments from foreign currencies into dollars. The Fund manages these problems for the investor. With a single investment, the investor has a diversified worldwide investment portfolio which is managed actively by experienced professionals. The Adviser has had many years of experience investing in foreign markets and dealing with trading, custody and currency transactions around the world. The Adviser has the benefit of information it receives from worldwide sources and believes the Fund affords investors an efficient and cost-effective method of investing worldwide.

Scudder Emerging Markets Growth Fund

Investment objective and policies

Scudder Emerging Markets Growth Fund, a non-diversified series of Scudder International Fund, Inc., seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. In the opinion of the Adviser, many emerging nations around the globe are likely to continue to experience economic growth rates well in excess of those found in the U.S., Japan and other developed markets. In the opinion of the Adviser, this economic growth should translate into strong stock market performance over the long term.

While the Fund offers the potential for substantial price appreciation over time, it also involves above-average investment risk. The Fund is designed as a long-term investment and not for short-term trading purposes. It should not be considered a complete investment program. The Fund's net asset value (price) can fluctuate significantly with changes in stock market levels, political developments, movements in currencies, investment flows and other factors. To encourage a long-term investment horizon, a 2% redemption and exchange fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders on shares held less than one year.

Investments

At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.


                                   Prospectus

The Fund deems an issuer to be located in an emerging market if:

  o  the issuer is organized under the laws of an emerging market country;

  o  the issuer's principal securities trading market is in an emerging market;
     or

  o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depository receipts and warrants. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in illiquid securities.

The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.

Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the Adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, and may engage in various strategic transactions, including derivatives. In addition, to maintain liquidity, the Fund may borrow from banks in an amount not exceeding the value of one-third of the Fund's total assets. The Fund does not expect to borrow for investment purposes.

For temporary defensive purposes, the Fund may hold, without limit, debt instruments as well as cash and cash equivalents, including foreign and domestic money market instruments, short-term government and corporate obligations, and repurchase agreements. It is impossible to predict for how long such alternative strategies will be utilized. The Fund may also invest in closed-end investment companies investing primarily in the emerging markets. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain duplicate fees and expenses. Such closed-end investment company investments will generally only be made when market access or liquidity restricts direct investment in the market.

More information about the investments and policies of the Fund is provided under "Additional information about policies and investments."

Investment strategy

The Adviser takes a top-down approach to evaluating investments for the Fund, using extensive fundamental and field research. The process begins with a study of the economic fundamentals of each country and region as well as an examination of regional themes such as growing trade, increases in direct foreign investment and deregulation of capital markets. Understanding regional themes allows the Adviser to identify the industries and companies most likely to benefit from the political, social and economic changes taking place in a given region of the world.

Within a market, the Adviser looks for individual companies with exceptional business prospects, which may be due to market dominance, unique franchises, high growth potential, or innovative services, products or technologies. The Adviser seeks to identify companies with favorable potential for appreciation through growing earnings or greater market recognition over time. While these companies may be among the largest in their local markets, they may be small by the standards of U.S. stock market capitalization.

Why invest in the Fund?

This Fund is designed as a convenient, low cost way for investors to participate in the growth opportunities afforded by a broad range of emerging markets. Through one actively managed, pure no-load(TM) fund, investors can tap into developing regions throughout the world, without the burden of deciding where and when to invest on their own.

The Adviser believes the emerging markets will continue to experience some of the fastest rates of economic growth over the next decade and continue to offer attractive stock market potential. In the Pacific Rim and other parts of Asia, economies are typically characterized by large, relatively low cost labor pools, high savings rates and worldwide demand for their products. Many companies there are experiencing rising productivity and profit growth due to increased focus on higher value-added products and enhanced capital investment in technology. In Latin America, the region has benefited from governmental efforts to reduce inflation and budget deficits, invest in much needed infrastructure, deregulate or privatize industry and liberalize their capital markets. Eastern European countries are experiencing strong economic growth as capitalism takes hold. Many African and Middle Eastern countries are also benefiting from the shift to


                                   Prospectus
market based economies and from improved fiscal and monetary discipline. These regions, as a whole, are attracting a growing pool of foreign investment and benefiting from growing regional trade, which is helping fuel rapid economic growth. Stock markets in many of these countries have outperformed our own and those of the other more developed countries.

Investors should be aware that participation in the Fund involves special considerations and risks not typically associated with a mutual fund investing principally in the securities of U. S. issuers. However, movements in the Fund's share price may have a low correlation with movements in the U.S. markets, so adding shares of the Fund to an investor's portfolio may, over time, increase the investor's overall diversification, and reduce overall risk.

Investing directly in emerging market securities is usually impractical for individual investors. Investors frequently find it difficult to arrange purchases and sales, obtain current market, industry or corporate information, hold securities for safekeeping, and convert profits from foreign currencies to U.S. dollars. The Fund offers professional management and administrative convenience to shareholders wishing to invest in these more dynamic, emerging markets of the world.

Scudder Latin America Fund

Investment objective and policies

Scudder Latin America Fund, a non-diversified series of Scudder International Fund, Inc., seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies. The Adviser believes that efforts by Latin American countries to, among other things, reduce government spending and deficits, control inflation, lower trade barriers, stabilize currency exchange rates, increase foreign and domestic investment and privatize state-owned companies, will set the stage for attractive investment returns over time.

The Fund involves above-average investment risk. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program.

Investments

At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. For purposes of this prospectus, Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows:

  o Securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America;

  o Securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country;

  o Securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or

  o Securities of Latin American issuers, as defined above, in the form of depositary shares.

Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Mexico and Peru. In the opinion of the Adviser, these five countries offer the most developed capital markets in Latin America. The Fund may invest in other countries in Latin America when the Adviser deems it appropriate. The Fund intends to allocate investments among at least three countries at all times and does not expect to concentrate investments in any particular industry.

The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be restricted securities and may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market.

The Fund may invest in debt securities when management anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund invests are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade; that is, rated below Baa by Moody's or below BBB by S&P. For more information about the debt securities in which the Fund may invest, including risks, please see "Additional information about policies and investments."

The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers. In evaluating non-Latin American investments, the Adviser seeks investments where an issuer's Latin American


                                   Prospectus
business activities and the impact of developments in Latin America may have a positive effect on the issuer's business results.

In selecting companies for investment, the Fund typically evaluates industry trends, a company's financial strength, its competitive position in domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations generally include quality and depth of management, government regulation, and availability and cost of labor and raw materials. Investment decisions are made without regard to arbitrary criteria as to minimum asset size, debt-equity ratios or dividend history of portfolio companies.

The allocation between equity and debt, and among countries in Latin America, varies based on a number of factors, including?: expected rates of economic and corporate profit growth; past performance and current and comparative valuations in Latin American capital markets; the level and anticipated direction of interest rates; changes or anticipated changes in Latin American government policy; and the condition of the balance of payments and changes in the terms of trade. The Fund, in seeking undervalued markets or individual securities, also considers the effects of past economic crises or ongoing financial and political uncertainties.

To provide for redemptions, or in anticipation of investment in Latin American securities, the Fund may hold cash or cash equivalents (in U.S. dollars or foreign currencies) and other short-term securities, including money market securities denominated in U.S. dollars or foreign currencies. In addition, to provide for redemptions or distributions, the Fund may borrow from banks in an amount not exceeding the value of one-third of the Fund's total assets. The Fund does not expect to borrow for investment purposes. The Fund may assume a defensive position when, due to political or other factors, the Adviser determines that opportunities for capital appreciation in Latin American markets would be significantly limited over an extended period or that investing in those markets poses undue risk to investors. The Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash and money market instruments or invest all or a portion of its assets in securities of U.S. or other non-Latin American issuers when the Adviser deems such a position advisable in light of economic or market conditions. The Fund may also invest in closed-end investment companies investing primarily in Latin America. In addition, the Fund may invest in loan participations and assignments, when-issued securities, convertible securities and repurchase agreements and may engage in strategic transactions. See "Additional information about policies and investments" for more information about these investment techniques.

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of an investor's shares to be higher or lower than when purchased.

Why invest in the Fund?

The Fund seeks to take advantage of evolving economic and political trends in Latin America. These trends are largely a result of efforts by Latin American governments to institute democratic and market-oriented economic reforms.

Although the pace and success in accomplishing these objectives vary significantly throughout Latin America, there has been a general trend in recent years towards reducing government's role in economic affairs and creating a business environment conducive to investment and growth. To take better advantage of Latin America's abundant natural resources and other strengths, many countries in the region have established policies to control inflation, reduce government deficits and external debt, stabilize currency exchange rates, reduce taxes and interest rates, and modernize and open securities markets. Governments have also privatized state-owned enterprises, including telephone companies, utilities, banks, petrochemical concerns and railroads, and are beginning to invest heavily in infrastructure, which is necessary for a strong economy. In some Latin American countries these initiatives have already led to more stable economic conditions, stronger economic growth, reduction of capital outflows, and increased interest by foreign investors in Latin America, all of which have helped boost capital market returns in recent years.

Investors should be aware that participation in the Fund involves special considerations and risks not typically associated with a mutual fund investing principally in the securities of U.S. issuers. However, for investors who can accept the risks of Latin American investing and have a long-term investment horizon, the Fund offers the potential for substantial capital appreciation over time. See "Additional information about policies and investments--Risk factors."

The Fund is the first pure no-load fund to invest in Latin America.

Scudder Income Fund

Investment objective and policies

Scudder Income Fund, a diversified series of Scudder Portfolio Trust, seeks a high level of income, consistent with the prudent investment of capital, through a flexible investment program emphasizing high-grade bonds.


                                   Prospectus

The Fund invests primarily in a broad range of high-grade, income-producing securities such as corporate bonds and government securities. The Fund may invest, from time to time, in municipal obligations. There is no limitation as to the proportions of the portfolio which may be invested in each of these types of securities.

Proportions among the types of securities vary, depending on the prospects for income related to the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates and other factors. However, it is a policy of the Fund to allocate investments among industries and companies. The Fund changes its portfolio securities for investment considerations, not for trading purposes.

Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that the Fund's objective will be met.

Investments

The majority of the Fund's assets are usually invested in intermediate- and long-term fixed-income securities. Long-term bonds have remaining maturities of longer than eight years and usually pay a higher rate of income than short-term fixed-income securities and common stocks. The Fund, however, has the flexibility to invest in securities within any maturity range and has consistently held investments with short and intermediate maturities as well as long maturities. The Fund may invest in bonds, notes, zero coupon securities, adjustable rate bonds, convertible bonds, preferred and convertible preferred securities, commercial paper, debt securities issued by real estate investment trusts ("REITs"), mortgage and asset-backed securities and other money market instruments and restricted securities such as private placements.

Under normal market conditions, the Fund will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa and A) or Standard & Poor's ("S&P") (AAA, AA and A), or if unrated, in bonds judged by the Fund's investment Adviser to be of comparable quality at the time of purchase. The Fund may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's or S&P or their equivalent. During the fiscal year ended December 31, 1996, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio was rated as follows: 56% AAA, 4% AA, 20% A and 20% BBB.

  o  The Fund may also invest in U.S. Government securities which include:

  o securities issued and backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills, notes and bonds;

  o securities, including mortgage-backed securities, issued by an agency or instrumentality of the U.S. Government, including those backed by the full faith and credit of the U.S. Government and those issued by agencies and instrumentalities which, while neither direct obligations of, nor guaranteed by the U.S. Government, are backed by the credit of the issuer itself and may be supported as well by the issuer's right to borrow from the U.S. Treasury; and

  o securities of the U.S. Government, its agencies or instrumentalities on a when-issued or forward delivery basis.

The Fund may invest in foreign securities and certificates of deposit issued by foreign and domestic branches of U.S. banks. It may also invest in when-issued or forward delivery securities, indexed securities, repurchase agreements, restricted securities, and may engage in dollar-roll transactions and strategic transactions. More information about these investment techniques is provided under "Additional information about policies and investments."

The Fund's share price fluctuates with changes in interest rates and market conditions. These fluctuations may cause the value of an investor's shares to be higher or lower than when purchased.

Why invest in the Fund?

Scudder Income Fund seeks to provide investment income from a professionally managed portfolio consisting primarily of intermediate- and long-term, high-grade fixed-income securities.

Fixed-income securities purchased by the Fund will be primarily high-grade bonds: those rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or those of equivalent quality as determined by the Adviser. By focusing on intermediate- and long-term securities, the Fund offers investors willing to accept greater principal risk the possibility of earning a higher rate of income than is generally available from funds investing in short-term or money market securities.

The Fund may also invest up to 20% of its assets in lower quality domestic debt securities, sometimes referred to as "high-yield" or "junk" bonds. These bonds offer higher income, as well as the prospect for price appreciation, but involve more risk, particularly a greater risk of default, than U.S. Government bonds or other high quality, corporate fixed-income securities. The Fund's Adviser seeks


                                   Prospectus
to reduce these risks through investment diversification and ongoing research and analysis.

Scudder, Stevens & Clark, Inc. has been researching and managing fixed-income investments since 1929 and currently oversees more than $55 billion in U.S. and foreign bonds. As America's oldest no-load mutual fund, Scudder Income Fund has not missed a quarterly dividend payment in over 60 years.

Scudder High Yield Bond Fund

Investment objectives and policies

Scudder High Yield Bond Fund, a diversified series of Scudder Portfolio Trust, seeks a high level of current income and, secondarily, capital appreciation through investment primarily in below investment-grade domestic debt securities.

While the Fund's primary investment objective is high current income, it also pursues capital appreciation. Capital appreciation can occur, for example, from an improvement in the financial condition or credit rating of issuers whose securities are held by the Fund, or from a general drop in the level of interest rates, or a combination of both factors.

The Fund can invest without limit in lower-quality domestic debt securities, sometimes referred to as "high yield" or "junk" bonds. These are non-investment grade debt securities, which are considered speculative investments by the major credit rating agencies. High yield bonds involve a greater risk of default and price volatility than U.S. Government bonds and other high quality fixed-income securities. Please refer to "Special risk considerations" for further information.

The Fund is designed as a long-term investment for investors able to bear credit, interest rate and other risks in exchange for the potential for high current income and capital appreciation. To encourage a long-term investment horizon, the Fund maintains a 1% redemption and exchange fee for shares held less than one year. This fee, described more fully below, is payable to the Fund for the benefit of remaining shareholders.

Investments


In pursuit of its investment objectives, the Fund, under normal market conditions, invests at least 65% of its total assets in high yield, below investment-grade domestic debt securities. The Fund defines "domestic debt securities" as securities of companies domiciled in the U.S. or organized under the laws of the U.S. or for which the U.S. trading market is a primary market. Below investment-grade securities are rated "Ba1" or below by Moody's or "BB+" or below by S&P or, if unrated, are of equivalent quality as determined by the Adviser. During the fiscal year ended February 28, 1997, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month during that period, the Fund had the following percentages of its net assets invested in debt securities rated (or if unrated, considered by the Adviser to be equivalent to rated securities) in the categories indicated:
48.16% BB, 45.44% B, 4.82% CCC and 1.58% D. The Fund's Adviser intends to focus investments on those securities qualifying for a Ba or B rating from Moody's or a BB or B rating from S&P, but has the flexibility to acquire securities qualifying for any rating category, as well as defaulted securities and non-rated securities. Below investment-grade securities are considered predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories. Please refer to the attached "Appendix" for further information.

In addition to domestic debt securities, the Fund may invest in a variety of other securities consistent with its investment objectives. These other investments may include convertible and preferred securities, U.S. Treasury and Agency bonds, Brady bonds, mortgage-backed and asset-backed securities, common stocks and warrants, debt securities issued by real estate investment trusts ("REITs"), trust preferred securities, bank loans, loan participations, dollar rolls, indexed securities and restricted securities, such as those acquired through private placements.


The Fund may invest up to 25% of its total assets in foreign securities. While it is anticipated that the majority of the Fund's foreign investments will be denominated in U.S. dollars, the Fund may invest, within the aforementioned limit, in foreign bonds denominated in local currencies, including those issued in emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The Fund invests primarily in medium- and long-term fixed-income securities. However, there is no limitation as to the weighted average maturity of the Fund's portfolio and no restriction on the maturity of any individual security held in the portfolio. The Adviser will adjust the average portfolio maturity in light of actual or projected changes in economic and market conditions.


                                   Prospectus

Although the Fund is designed to provide monthly income to shareholders, it can invest in non-income producing debt securities. Such securities include zero coupon or other original issue discount bonds, which may pay interest only at maturity, or pay-in-kind bonds, which pay interest in the form of additional securities.

The Fund may invest in when-issued or forward-delivery securities, and may engage in strategic transactions and utilize derivatives. More information about these investment techniques is provided under "Additional information about policies and investments."

To provide for redemptions, or in anticipation of investment in longer-term debt securities, the Fund may hold a portion of its portfolio investments in cash or cash equivalents including repurchase agreements and other types of money market instruments. In addition, to provide for redemptions or distributions, the Fund may borrow from banks in an amount not exceeding the value of one-third of the Fund's total assets. The Fund does not expect to borrow for investment purposes.


For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash or money market instruments or invest all or a substantial portion of its assets in high quality domestic debt securities. It is impossible to accurately predict for how long such alternate strategies may be utilized.


Investment process

The Fund involves above-average bond fund risk. Investing in high yielding, lower-quality bonds involves various types of risks including the risk of default; that is, the chance that issuers of bonds held in the portfolio will not make timely payment of either interest or principal. Risk of default can increase with changes in the financial condition of a company or with changes in the overall economy, such as a recession. In comparison to investing in higher quality issues, high yield bond investors may be rewarded for the additional risk of high yield bonds through higher interest payments and the opportunity for capital appreciation.

The Adviser attempts to manage the risks of high yield investing, as well as to enhance investment return, through careful monitoring of business and economic conditions in the U.S. and abroad, and through conducting its own credit research, along with utilizing the ratings and analysis provided by major rating agencies such as Moody's and S&P. The Adviser monitors, on a regular basis, the creditworthiness and business prospects of companies represented in the portfolio.

Further, the Adviser attempts to manage risk through portfolio diversification. The Fund will typically invest in a variety of issuers and industries. Using a research-intensive security selection process, the Adviser will focus primarily on the following types of high yield opportunities:

  o Young, growing companies with attractive business opportunities and positive credit trends

  o Companies with stable to growing cash flows that have the ability to improve the strength of their balance sheets

  o Established companies that may have experienced financial setbacks, but are displaying evidence of improving business trends

  o  Securities judged to be undervalued

The Adviser will rely on fundamental corporate credit analysis, incorporating proprietary credit screening tools.

Why invest in the Fund?

Scudder High Yield Bond Fund offers investors a convenient way to participate in a diversified, professionally managed portfolio of potentially higher yielding domestic debt securities.


Over the course of this decade, the market for higher yielding domestic debt securities has changed dramatically. U.S. high yield bonds now total over $350 billion, about a quarter of the entire U.S. corporate bond market. The average quality of the overall high yield bond category has improved. Growing companies that may not have access to more traditional sources of financing are using high yield bonds to raise capital. As a result of their need to borrow in order to fuel growth, they must pay out higher levels of income in order to compensate investors for additional credit risk. The conditions of these companies can improve over time, thus offering the prospect for price appreciation as well.


By owning shares in the Fund, investors enjoy the opportunity to receive high monthly income and growth of investment capital over time. In return for these potential benefits, shareholders must be willing to accept a significantly higher amount of risk when compared with most funds owning U.S. Government bonds and other investment- grade debt securities. Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. As a result, investors should be comfortable with the possibility of wide fluctuations in the Fund's share price and should not rely on the Fund as a sole source of


                                   Prospectus
investment income. Instead, the Fund should be only one part of a balanced investment program.


The Fund provides diversification and the other advantages of professional fund management. The Adviser has been managing bond portfolios since the 1920's and as of May 31, 1997 oversees over $1.5 billion invested in high yield bonds.



Scudder International Bond Fund

Investment objectives and policies

Scudder International Bond Fund, a non-diversified series of Scudder Global Fund, Inc., seeks to provide income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection. Securities denominated in foreign currencies are referred to as "international" securities.

International bond investing

Opening of foreign markets

In recent years, opportunities for investment in international bond markets have become more significant. Foreign currency denominated bond markets have grown faster than the U.S. dollar-denominated bond market in terms of U.S. dollar market value and now represent more than half of the value of the world's developed bond markets. Participants in the markets have grown in number thereby providing better liquidity. Finally, a number of international bond markets have reduced barriers to entry to foreign investors by deregulation and by reducing their withholding taxes.

Globalization of capital flows

Simultaneous with the opening of foreign markets, barriers to international capital flows have been reduced or eliminated, freeing investment funds to seek the highest expected returns. Thus, market conditions in one economy influence market conditions elsewhere, through the channel of global capital flows. The Fund provides a convenient vehicle to participate in international bond markets, some of which may outperform U.S. dollar-denominated bond markets in U.S. dollar terms during certain periods of time.

International participation

Although the Fund is non-diversified under the Investment Company Act of 1940 (the "1940 Act"), investing in the Fund can provide international diversity to an investor's existing portfolio of U.S. dollar-denominated bonds ("U.S. bonds"), thereby reducing volatility or risk over time. Historically, returns of international bond markets have often diverged from returns generated by U.S. bond markets. These divergences stem not only from fluctuating exchange rates, but also from foreign interest rates not always moving in the same direction or having the same magnitude as interest rates in the U.S.

Investment opportunity

International bonds may provide, at times, higher investment returns than U.S. bonds. For example, international bonds may provide higher current income than U.S. bonds and/or the local price of international bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true.

Why invest in the Fund?

The Fund provides an easy, efficient and relatively low cost way of investing in international bonds. Direct investment in international securities is usually impractical for most individual and smaller institutional investors. Investors often find it difficult to purchase and sell international bonds, to obtain current information about foreign entities, to hold securities in safekeeping and to convert the value of their investment from foreign currencies into U.S. dollars. The Fund manages these concerns for the investor. With a single investment in the Fund, a shareholder can benefit from the income and potential capital protection and appreciation associated with a professionally managed portfolio of high-grade international bonds. The Adviser has had extensive experience investing in international markets and dealing with trading, custody and currency transactions around the world.

Special risk considerations

The Fund is intended for long-term investors who can accept the risks associated with investing in international bonds. Total return from investment in the Fund will consist of income after expenses, bond price gains (or losses) in terms of the local currency and currency gains (or losses). For tax purposes, realized gains and losses on currency are regarded as ordinary income and loss and could, under certain circumstances, have an impact on distributions. The value of the Fund's portfolio will fluctuate in response to various economic factors, the most important of which are fluctuations in foreign currency exchange rates and interest rates.

                                   Prospectus

Since the Fund's investments are primarily denominated in foreign currencies, exchange rates are likely to have a significant impact on total Fund performance. For example, a fall in the U.S. dollar's value relative to the Japanese yen will increase the U.S. dollar value of a Japanese bond held in the portfolio, even though the price of that bond in yen terms remains unchanged. Conversely, if the U.S. dollar rises in value relative to the yen, the U.S. dollar value of a Japanese bond will fall. Investors should be aware that exchange rate movements can be significant and endure for long periods of time.


The Adviser attempts to control exchange rate and interest rate risks through active portfolio management. The Adviser's techniques include management of currency, bond market and maturity exposure and security selection which will vary based on available yields and the Adviser's outlook for the interest rate cycle in various countries and changes in foreign currency exchange rates. In any of the markets in which the Fund invests, longer maturity bonds tend to fluctuate more in price as interest rates change than shorter-term instruments--again providing both opportunity and risk.

Because of the Fund's long-term investment objectives, investors should not rely on an investment in the Fund for their short-term financial needs and should not view the Fund as a vehicle for playing short-term swings in the international bond and foreign exchange markets. Shares of the Fund alone should not be regarded as a complete investment program. Also, investors should be aware that investing in international bonds may involve a higher degree of risk than investing in U.S. bonds.

Investments in foreign securities involve special considerations due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail certain risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, currency blockages or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, less government supervision and regulation of securities exchanges, brokers and listed companies, and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for the Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. The Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Please see "Additional information about policies and investments--Risk factors."

Investments

To achieve its objectives, the Fund will primarily invest in a managed portfolio of high-grade international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit (ECU). Portfolio investments will be selected on the basis of, among other things, yields, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund will normally invest at least 65% of its total assets in bonds denominated in foreign currencies.

The high-grade debt securities in which the Fund primarily invests will be rated in one of the three highest rating categories of one of the major U.S. rating services or, if not rated, considered to be of equivalent quality in local currency terms by the Adviser. These securities are rated AAA, AA or A by S&P or Aaa, Aa, or A by Moody's.

The Fund may also purchase debt securities rated BBB, BB or B by S&P or Baa, Ba or B by Moody's and unrated securities considered to be of equivalent quality by the Adviser. The Fund will do so to avail itself of the higher yields available with these securities, but only to the extent that up to 15% of the Fund's total assets may be invested in securities rated below BBB by S&P or below Baa by Moody's. Securities rated below investment-grade (i.e., below BBB by S&P or below Baa by Moody's) entail greater risks than investment-grade debt securities (see "Risk factors").

During the year ended June 30, 1996, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio were as follows: 43.0% rated Aaa, 45.0% rated Aa, 11.2% rated A, 0.0% rated Baa and 0.8% rated Ba. The bonds are rated by Moody's or S&P, or of equivalent quality as determined by the Adviser.

The Fund's investments may include:

  o Debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions

  o Debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World
     Bank)

                                   Prospectus

  o  Corporate debt securities

  o  Bank or bank holding company debt securities

  o  Other debt securities, including those convertible into common stock

The Fund may invest in zero coupon securities which pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.

The Fund may purchase securities which are not publicly offered. If such securities are purchased, they may be subject to restrictions applicable to restricted securities. Please see "Additional information about policies and investments--Investment restrictions."

The Fund intends to select its investments from a number of country and market sectors. It may substantially invest in the issuers of one or more countries and intends to have investments in securities of issuers from a minimum of three different countries; however, the Fund may invest substantially all of its assets in securities of issuers located in one country. Under normal circumstances, the Fund will invest no more than 35% of the value of its total assets in U.S. debt securities.

To protect against adverse movements of interest rates and for liquidity, the Fund may also purchase short-term obligations denominated in U.S. and foreign currencies such as, but not limited to, bank deposits, banker's acceptances, certificates of deposit, commercial paper, short-term government, government agency, supranational agency and corporate obligations, and repurchase agreements.

For temporary defensive or emergency purposes, however, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized. In addition, the Fund may invest in indexed securities, may enter into repurchase agreements and dollar roll transactions and may engage in strategic transactions.

Scudder Emerging Markets Income Fund

Investment objectives and policies

Scudder Emerging Markets Income Fund, a non-diversified series of Scudder Global Fund, Inc., has dual investment objectives. The Fund's primary investment objective is to provide investors with high current income. As a secondary objective, the Fund seeks long-term capital appreciation. In pursuing these goals, the Fund invests primarily in high-yielding debt securities issued by governments and corporations in emerging markets. Many developing regions of the world have undertaken sweeping political and economic changes that favor increased business activity and demand for capital. In the opinion of the Adviser, these changes present attractive investment opportunities, both in terms of income and appreciation potential, for long-term investors.

Special investment considerations

The Fund involves above-average bond fund risk and can invest entirely in high yield/high risk bonds. It is designed as a long-term investment and not for short-term trading purposes, and should not be considered a complete investment program. While designed to provide a high level of current income, the Fund may not be appropriate for all income investors. The Fund should not be viewed as a substitute for a money market or short-term bond fund. The Fund invests in lower quality securities of emerging market issuers, some of which have in the past defaulted on certain of their financial obligations. Investments in emerging markets can be volatile. The Fund's share price and yield can fluctuate daily in response to political events, changes in the perceived creditworthiness of emerging nations, fluctuations in interest rates and, to a certain extent, movements in foreign currencies. Please refer to "Special risk considerations" for further information.

Investment policies

In seeking high current income and, secondarily, long-term capital appreciation, the Fund invests, under normal market conditions, at least 65% of its total assets in debt securities issued by governments, government-related entities and corporations in emerging markets, or the return on which is derived primarily from emerging markets. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities.

The Fund takes a global approach to portfolio management. The Adviser currently weights its investments toward countries in Latin America, which has offered the largest and most liquid debt markets of the emerging nations around the globe in the past few years. However, the Adviser may pursue investment opportunities in Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. The Fund deems an issuer to be located in an emerging market if:

  o  the issuer is organized under the laws of an emerging market country;


                                   Prospectus

  o  the issuer's principal securities trading market is in an emerging market;
     or

  o at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived from (directly or indirectly from subsidiaries) assets or activities located in emerging markets.

Although the Fund may invest in a wide variety of high-yielding debt obligations, under normal conditions it must invest at least 50% of its total assets in sovereign debt securities issued or guaranteed by governments, government-related entities and central banks based in emerging markets (including participations in and assignments of portions of loans between governments and financial institutions); government owned, controlled or sponsored entities located in emerging markets; entities organized and operated for the purpose of restructuring investment characteristics of instruments issued by government or government-related entities in emerging markets; and debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter-American Development Bank, among others.

The Fund may also consider for purchase any debt securities issued by commercial banks and companies in emerging markets. The Fund may invest in both fixed- and floating-rate issues. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments and trust interests. The Fund may invest regularly in "Brady Bonds," which are debt securities issued under the framework of the Brady Plan as a mechanism for debtor countries to restructure their outstanding bank loans. Most "Brady Bonds" have their principal collaterized by zero coupon U.S. Treasury bonds.

To reduce currency risk, the Fund invests at least 65% of its total assets in U.S. dollar-denominated debt securities. Therefore, no more than 35% of the Fund's total assets may be invested in debt securities denominated in foreign currencies.

The Fund is not restricted by limits on weighted average portfolio maturity or the maturity of an individual issue. Debt securities in which the Fund may invest may have stated maturities from overnight to 30 years or longer. The weighted average maturity of the Fund's portfolio is actively managed and will vary from period to period based upon the Adviser's assessment of economic and market conditions, taking into account the Fund's investment objectives.

In addition to maturity, the Fund's investments are actively managed in terms of geographic, industry and currency allocation. In managing the Fund's portfolio, the Adviser takes into account such factors as the credit quality of issuers, changes in and levels of interest rates, projected economic growth rates, capital flows, debt levels, trends in inflation, anticipated movements in foreign currencies and government initiatives.

While the Fund is not "diversified" for purposes of the Investment Company Act of 1940, (the "1940 Act") it intends to invest in a minimum of three countries at any one time and will not commit more than 40% of its total assets to issuers in a single country.

By focusing on fixed-income instruments issued in emerging markets, the Fund invests predominantly in debt securities that are rated below investment-grade, or unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's. Debt securities rated below BBB by S&P or below Baa by Moody's are considered to be below investment-grade. These types of high yield/high risk debt obligations (commonly referred to as "junk bonds") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. On occasion, the Fund may invest up to 5% of its net assets in non-performing securities whose quality is comparable to securities rated as low as D by S&P or C by Moody's. During the fiscal year ended October 31, 1996, the average monthly dollar-weighted market value of the bonds in the Fund's portfolio was rated as follows: 2.11% AAA, 6.87% BBB, 32.80% BB, 37.57% B and 20.65% not rated. The bonds are rated by Moody's or S&P, or of equivalent quality as determined by the Adviser. A large portion of the Fund's bond holdings may trade at substantial discounts from face value. Please refer to "Special risk considerations--High yield/high risk securities" for more information.

The Fund may invest up to 35% of its total assets in securities other than debt obligations issued in emerging markets. These holdings include debt securities and money market instruments issued by corporations and governments based in developed markets, including up to 20% of total assets in U.S. fixed-income instruments.

However, for temporary, defensive or emergency purposes, the Fund may invest without limit in U.S. debt securities, including short-term money market securities. It is impossible to predict for how long such alternative strategies will be utilized. In addition, the Fund may engage in strategic transactions.

The Fund may also acquire shares of closed-end investment companies that invest primarily in emerging market debt securities. To the extent the Fund invests in such closed-end investment companies, shareholders will incur certain


                                   Prospectus
duplicative fees and expenses, including investment advisory fees. See

"Additional information about policies and investments" and "Special risk considerations" for more information about these investment techniques.

Why invest in the Fund?

The Fund is designed as a convenient, relatively low cost way for investors to participate in an actively managed portfolio of high-yielding emerging market debt securities. The Adviser believes that emerging bond markets will continue to expand with the economic growth in Latin America and other developing regions, and that securities in these markets will continue to provide an attractive combination of high current income and appreciation potential for the long-term investor.

In recent years, many emerging markets around the world have reduced government's role in economic and personal affairs and instituted other changes to stimulate business investment and growth. Autocratic political regimes have, in many cases, been replaced by more democratic institutions. Centrally controlled economies have given way, in whole or significant part, to free-market systems. In support of these changes, countries in Latin America and elsewhere have reduced tax rates and budget deficits, made strides in getting inflation under control and stabilizing exchange rates, and have eliminated or reduced trade barriers. Added to these important steps, developing economies have improved communications and transportation systems; liberalized capital markets; and privatized utilities, oil companies, banks and other state-owned industries. Although the pace and success in accomplishing these objectives vary significantly from country to country, these reforms have, in general, helped to reverse flight of capital, build confidence among both local and foreign investors, and stimulate economic expansion.

The Adviser believes that for these favorable trends to continue, however, the emerging economies of Latin America, Asia, Africa, the Middle East and Europe will need a steady flow of capital to continue to build infrastructure, complement domestic savings, support currency reserves, expand plant and equipment, and maintain competitiveness on a global basis. Much of this capital should come from the public and private debt markets. The world fixed-income markets are vital to the future growth of emerging economies. These markets can present attractive opportunities for investors in the form of high yields, which emerging economies need to offer to attract capital, and the potential for capital appreciation, which can result from improving creditworthiness of emerging market issuers, declining interest rates and other factors.

In addition to an attractive return potential, the Fund can provide diversity to a domestic investment portfolio because the emerging debt markets do not always move in the same manner as U.S. stock and bond markets. The Fund can also provide a way to benefit from the growth and improving economic fundamentals of developing nations for those investors who cannot tolerate the degree of volatility associated with emerging market common stocks.

Direct investment in foreign securities, especially the emerging markets, is usually impractical for an individual investor. Investors, on their own, may find it difficult to analyze investment opportunities abroad as well as trade and hold foreign securities. The Fund offers professional management and administrative convenience to shareholders wishing to participate in this relatively new asset class.

Scudder Cash Investment Trust

Investment objectives and policies

Scudder Cash Investment Trust, a diversified, open-end management investment company, seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income. The Fund seeks to maintain a constant net asset value of $1.00 per share and declares dividends daily.

Investments

The Fund purchases U.S. dollar-denominated securities with remaining maturities of 397 calendar days or less, except in the case of U.S. Government securities which may have remaining maturities of 762 calendar days or less. The dollar-weighted average maturity of the Fund's portfolio will vary with money market conditions, but is always 90 days or less. All securities in the Fund's portfolio must meet credit quality standards pursuant to procedures established by the Trustees. Generally, the Fund may purchase only securities which are rated, or issued by a company with comparable securities rated, within the two highest quality rating categories of one or more of the following rating agencies: Moody's, S&P and Fitch Investors Service, Inc. ("Fitch"). If a security is unrated, the Fund may purchase the security if, in the opinion of the Adviser, the credit quality of the security is deemed equivalent to the rated securities mentioned above. Amendments have been proposed to the federal rules regulating quality, maturity and diversification requirements of money market funds, like the Fund. If the amendments are adopted, the Fund intends to comply with such new requirements.

The Fund may invest in short-term securities consisting of: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; obligations of supranational organizations such as the International Bank for


                                   Prospectus

Reconstruction and Development (the World Bank); obligations of domestic banks and foreign branches of domestic banks, including bankers' acceptances, certificates of deposit, deposit notes and time deposits; and obligations of savings and loan institutions.

The Fund may also invest in: instruments whose credit has been enhanced by banks (letters of credit), insurance companies (surety bonds) or other corporate entities (corporate guarantees); corporate obligations, including commercial paper, notes, bonds, loans and loan participations; securities with variable or floating interest rates; asset-backed securities, including certificates, participations and notes; and municipal securities, including notes, bonds and participation interests, either taxable or tax free; and illiquid or restricted securities.

In addition, the Fund may invest in repurchase agreements and securities with put features.

Each of the above referenced eligible investments and investment practices have certain risks associated with them. For a more complete description, please refer to the Fund's Statement of Additional Information.

Why invest in the Fund?

The Fund can be appropriate for investors who are concerned about stability of principal. If investors are just starting out and want their assets to grow in a stable investment, if they want to keep their nest egg safe and handy, or if they are simply looking to "park" their investment capital for a short time, a money market fund may be a good choice.

One appealing characteristic of a money market fund is that it seeks to maintain a stable share price. Thus, not only should investors have the value of their initial investment maintained, they ordinarily will have earnings on that investment, plus earnings on those earnings, if dividends are reinvested.

In general, the level of income from a money market fund is affected by the quality of the Fund's investments. The Fund invests in a broad range of money market securities which are of high quality.

Another important feature of the Fund is daily liquidity. Investors can gain access to their cash by toll-free telephone redemption or with our convenient check writing option. Shareholders may write checks of at least $100.


Investment experience

The Adviser is one of America's largest investment managers and has been involved in U.S. equity investing since its founding over 75 years ago. As of June 30, 1996, Scudder managed in excess of $23 billion in U.S. equity securities. The Adviser has also been a leader in international investment management for over 40 years. Scudder International Fund was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. As of December 31, 1996, the Adviser managed in excess of $22 billion in foreign securities.


Additional information about policies and investments

Investment restrictions

As a matter of fundamental policy, each Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, or except in connection with reverse repurchase agreements, and may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements. In addition, Scudder High Yield Bond Fund may make loans through loan assignments and loan participations.

Each Fund may not, as a matter of fundamental policy, invest more than 25% of its total net assets in securities of companies in the same industry.

Scudder Emerging Markets Income Fund and Scudder Small Company Value Fund each may not, as a matter of nonfundamental policy, invest more than 15% of its net assets, in the aggregate, in securities which are not readily marketable, restricted securities and repurchase agreements maturing in more than seven days.

Scudder Development Fund, Scudder Latin America Fund, Scudder Growth and Income Fund, Scudder International Fund, Scudder Global Fund, Scudder International Bond Fund, Scudder Large Company Growth Fund and Scudder Income Fund each may not, as a matter of nonfundamental policy, invest more than 10% of its total assets, in the aggregate, in securities which are not readily marketable in restricted securities or in repurchase agreements maturing in more than seven days.

Scudder High Yield Bond Fund and Scudder Emerging Markets Growth Fund each may not, as a matter of nonfundamental policy, purchase a security if as a result more than 15% of its net assets would be invested in illiquid securities.

Each Fund, except for Scudder Cash Investment Trust and Scudder Emerging Markets Income Fund, may not, as a matter of nonfundamental policy, invest more than 5% of its net assets in warrants.


                                  Prospectus

Scudder Cash Investment Trust invests in high quality securities which are divided into "first tier" and "second tier" securities. First tier securities are those securities generally rated in the highest category by at least two rating agencies (or one, if only one rating agency has rated the security). Securities which are generally rated in the two highest categories by at least two rating agencies (or one, if only one rating agency has rated the security) and which do not qualify as first tier securities are second tier securities. The Adviser may determine, pursuant to procedures approved by the Trustees, that an unrated security is equivalent to a first tier or second tier security. The Fund will not invest more than 5% of its total assets in second tier securities or more than 1% of its total assets in second tier securities of a single issuer.


Other Funds may invest to a limited extent in the investments described below, please refer to each Fund's "Investment objective(s) and policies" section above for additional information.

Common stocks. Under normal circumstances, Scudder Development Fund, Scudder Large Company Growth Fund, Scudder Small Company Value, Scudder Growth and Income Fund, Scudder International Fund, Scudder Global Fund, Scudder Emerging Markets Growth Fund and Scudder Latin America Fund invest primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, each such Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer the greatest potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.


Convertible securities. Scudder Small Company Value Fund, Scudder Development Fund, Scudder Large Company Growth Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Emerging Markets Growth, Scudder Latin America Fund, Scudder High Yield Bond Fund and Scudder Emerging Markets Income Fund may invest in convertible securities. Convertible securities in which each Fund may invest include bonds, notes, debentures, preferred stocks and other securities convertible into common stocks. Prior to their conversion, convertible securities may have characteristics similar to both nonconvertible debt securities and equity securities. In addition, convertible securities in which Scudder Large Company Growth Fund, Scudder Growth and Income Fund and Scudder Latin America Fund may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Scudder Emerging Markets Income Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, Scudder Emerging Markets Income Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer choose to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objectives.

Repurchase agreements. As a means of earning income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, each Fund acquires securities, subject to the seller's agreement to repurchase them at a specified time and price. If the seller under a repurchase agreement becomes insolvent, the Funds' right to dispose of the securities might be restricted, or the value of the securities may decline before each Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase under a repurchase agreement, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Scudder High Yield Bond Fund, Scudder Income Fund, Scudder Small Company Value Fund and Scudder Emerging Markets Income Fund may enter into repurchase agreements with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Scudder Latin America Fund, Scudder Emerging Markets Growth Fund and Scudder International Bond Fund may also enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risk similar to that of debt securities. Please see "Risk factors - Repurchase agreements" for more information.


Indexed securities. Scudder Income Fund, Scudder International Bond Fund and Scudder Emerging Markets Income Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of


                                   Prospectus
the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, a Fund will bear the market risk of the reference instrument.

Dollar roll transactions. Scudder Income Fund and Scudder International Bond Fund may enter into dollar roll transactions with selected banks and broker/dealers. Dollar roll transactions are treated as reverse repurchase agreements for purposes of a Funds' borrowing restrictions and consist of the sale by a Fund of mortgage-backed securities together with a commitment to purchase similar, but not identical, securities at a future date, at the same price. In addition, each Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Fund to buy securities.

When-issued securities. Scudder Emerging Markets Growth, Scudder Latin America Fund, each of Scudder Income Fund, Scudder High Yield Bond Fund, Scudder International Bond Fund and Scudder Emerging Markets Income Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Foreign securities in domestic Funds. In addition to investments in companies domiciled in the U.S., each of Scudder Development Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Income Fund and Scudder High Yield Bond Fund may invest a portion of its assets in listed and unlisted foreign securities of the same type as the domestic securities in which it is permitted to invest. Each Fund may invest outside of the U.S. when the anticipated performance of foreign securities is believed by the Adviser to offer more return potential than domestic alternatives in keeping with the investment objectives of the Fund. However, Scudder Development Fund has no current intention of investing more than 20% of its net assets in foreign securities. Scudder Growth and Income Fund may enter into forward foreign currency exchange contracts in connection with the purchase and sale of securities denominated in a foreign currency. Scudder High Yield Bond Fund and Scudder Income Fund may invest in certificates of deposit issued by foreign and domestic branches of U.S. banks.

Brady Bonds. Scudder High Yield Bond Fund and Scudder Emerging Markets Income Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, the Dominican Republic and Uruguay.

Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S.
Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity, (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


Illiquid and restricted securities. Each Fund, except Scudder Cash Investment Trust, may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions. Such securities may have been acquired through private placements (transactions in which the securities acquired have not been registered with the Securities and Exchange Commission, the "SEC"). These illiquid or restricted securities generally offer a higher return than more readily marketable securities, but carry the risk that the Fund may not be able to dispose of them at an advantageous time or price. Some restricted securities purchased by a Fund, however, may be considered liquid despite resale restrictions. The Board of Trustees or Directors of Scudder Emerging Markets Growth Fund, Scudder Income Fund and Scudder High Yield Bond Fund has delegated to the Adviser the authority to determine the liquidity of restricted securities that can be resold to institutional investors ("Rule 144A Securities") and privately placed commercial paper pursuant to guidelines approved by each Fund's Board of Trustees or Directors.


Mortgage and other asset-backed securities. Scudder Income Fund and Scudder High Yield Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. These securities provide


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

shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. Government. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs. In addition, each Fund may invest in mortgage-backed securities issued by other issuers, such as the Federal National Mortgage Association (FNMA), which are not guaranteed by the U.S. Government. Moreover, each Fund may invest in debt securities which are secured with collateral consisting of mortgage-backed securities and in other types of mortgage-related securities.

Each Fund may also invest in securities representing interests in pools of certain other consumer loans, such as automobile loans or credit card receivables. In some cases, principal and interest payments are partially guaranteed by a letter of credit from a financial institution.

Real estate-related instruments. Scudder High Yield Bond Fund may purchase instruments such as real estate investment trusts ("REITs"), commercial and residential mortgage-backed securities, and real estate financings. Scudder Income Fund may invest in debt securities issued by REITs as well as mortgage backed securities.

Real estate investment trusts. Scudder Growth and Income Fund may purchase real estate investment trusts, which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Zero coupon securities. Scudder Income Fund and Scudder High Yield Bond Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their maturity value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their maturity value.

Securities lending. Scudder Growth and Income Fund may lend portfolio securities to registered broker/dealers as a means of increasing its income. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. Loans of portfolio securities will be secured continuously by collateral consisting of U.S. Government securities or fixed-income obligations that are maintained at all times in an amount at least equal to the current market value of the loaned securities.

Debt securities. Scudder Emerging Markets Growth Fund may invest in debt securities which are predominantly denominated in U.S. dollars, however, the Fund may also invest in debt securities denominated in foreign currencies. Such securities may be rated below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P, or may be unrated but equivalent to those rated below investment-grade by internationally recognized rating agencies such as S&P or Moody's.

Loan participations and assignments. Scudder Latin America Fund and Scudder Emerging Markets Income Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, each Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

When investing in a participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than those held by the assigning lender.

Loan participations and assignments may be illiquid. Please refer to "Risk factors--Illiquid investments" for more information.


Portfolio turnover rate. Recent economic and market conditions have necessitated more active trading, resulting in higher portfolio turnover rates for Scudder Large Company Growth Fund and Scudder Emerging Markets Income Fund. A higher rate involves greater transaction costs to each Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.


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


Trust preferred securities. Scudder Income Fund and Scudder High Yield Bond Fund may invest in special purpose trust securities ("trust preferred securities"), which are hybrid instruments issued by a special purpose trust (the "Special Trust"), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Fund of trust preferred securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture. These securities tend to be affected by interest rates in a manner similar to debt securities.


Strategic Transactions and derivatives.

Each of the Funds with the exception of Scudder Cash Investment Trust may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of the Fund's portfolio or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Funds' portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

Each Fund's risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that each Fund may use from time to time. A complete description of these and other risk factors can be found in each Fund's Statement of Additional Information. Other Funds may invest to a limited extent in the investments described below, please refer to each Fund's "Investment objective(s) and policies" section above for additional information.

Foreign securities. All of the Funds except for Scudder Cash Investment Trust may invest in foreign securities.

Investments in foreign securities involve special considerations, due to more limited information, higher brokerage costs, different accounting standards, thinner trading markets and the likely impact of foreign taxes on the yield from debt securities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Further, it may be more difficult for each Fund's agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. Each Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility


                                   Prospectus
of currencies and repatriation of assets. Each Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Some countries restrict the extent to which foreigners may invest in their securities markets.

Each Fund invests in securities denominated in currencies of foreign countries. Accordingly, changes in the value of these currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of each Fund's assets denominated in those currencies.

Some foreign countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, it generally will not be possible to reduce the Fund's foreign currency risk through hedging. Any devaluations in the currencies in which each Fund's portfolio securities are denominated may have a detrimental impact on each Fund's net asset value.

Investing in emerging growth companies. Scudder Development Fund may invest in emerging growth companies.

The investment risk associated with emerging growth companies is higher than that normally associated with larger, older companies due to the greater business risks of small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones.

The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Scudder Development Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.

Investing in emerging markets. Scudder Emerging Markets Growth Fund, Scudder High Yield Bond Fund and Scudder Emerging Markets Income Fund may invest in emerging markets.

Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Foreign investment in certain emerging market debt obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market debt obligations and increase the costs and expenses of a Fund. Certain emerging markets require prior governmental approval of investments by foreign persons, and/or impose additional taxes on foreign investors. These markets may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Increases in inflation could have an adverse effect on a Fund's non-dollar denominated securities and on the issuers of debt obligations generally.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with securities markets in different countries may change independently of each other.

Investment in sovereign debt can involve a high degree of risk. Holders of sovereign debt (including each Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental


                                   Prospectus
entities have defaulted may be collected in whole or in part. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries had expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Fund's investments in Eastern Europe would not also be expropriated, nationalized or otherwise confiscated. Finally, any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. For a more complete description of the risks of investing in emerging markets, please refer to each Fund's Statement of Additional Information.

Investing in Latin America. Scudder Latin America Fund invests 65% of its total assets in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities.

The Adviser believes that investment opportunities may result from recent trends in Latin America encouraging greater market orientation and less governmental intervention in economic affairs. Investors, however, should be aware that the Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience challenging problems, including high inflation rates and high interest rates relative to the U.S. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities. There is no assurance that recent economic initiatives will be successful.

Certain risks associated with international investments and investing in smaller, developing capital markets are heightened for investments in Latin American countries. For example, some of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made in certain of these currencies periodically. In addition, although there is a trend toward less government involvement in commerce, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government still owns or controls many companies, including some of the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio.

Most Latin American countries have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain Latin American countries.

Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. Some of these countries have in the past defaulted on their sovereign debt. Holders of sovereign debt (including Scudder Latin America Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

The limited size of many Latin American securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of securities.

The portion of Scudder Latin America Fund's assets invested directly in Chile may be less than the portions invested in other countries in Latin America because, at present, capital invested in Chile normally cannot be repatriated for as long as five years. As such, direct investments in Chile will be limited by Scudder Latin America Fund's nonfundamental policy of not investing more than 10% of total assets in securities which are not readily marketable.


Repurchase agreements. Each Fund may utilize repurchase agreements. If the seller under a repurchase agreement becomes insolvent, a Fund's right to dispose of a security may be restricted, or the value of the securities may decline before a Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase commitment transactions may not provide a Fund with collateral marked-to-market during the term of the commitment.


Illiquid and restricted securities. The absence of a trading market can make if difficult to ascertain a market value for illiquid or restricted investments. Disposing of illiquid or restricted investments may involve time-consuming


                                   Prospectus
negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Convertible securities. While convertible securities generally offer lower yield than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock. Convertible securities purchased by the Scudder Large Company Growth Fund must be rated investment-grade, or if unrated, judged of equivalent quality by the Adviser. Investment-grade convertible securities are rated Aaa, Aa, A or Baa by Moody's, or AAA, AA, A or BBB by S&P. Moody's considers securities it rates Baa to have speculative elements as well as investment-grade characteristics.

Borrowing. Although the principal of each Fund's borrowing will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, increasing exposure to capital risk.

Non-diversified investment company. Scudder Emerging Markets Growth Fund, Scudder Latin America Fund, Scudder International Bond Fund and Scudder Emerging Markets Income Fund are classified as non-diversified investment companies under the 1940 Act, which means that these Funds are not limited by the 1940 Act in the proportion of their assets that they may invest in the obligations of a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the a Fund's share price to fluctuate more than that of a diversified investment company.

Dollar roll transactions. Scudder Income Fund and Scudder International Bond Fund may invest in dollar roll transactions. If the broker/dealer to whom a Fund sells the securities underlying a dollar roll transaction becomes insolvent, a Fund's right to purchase or repurchase the securities may be restricted; the value of the securities may change adversely over the term of the dollar roll; the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Zero coupon securities. Scudder Growth and Income Fund, Scudder Global Fund, Scudder Income Fund, Scudder High Yield Bond Fund and Scudder International Bond Fund may invest in zero coupon securities. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current cash distributions of interest.

Debt securities. High quality bonds (rated AAA or AA by S&P or Aaa or Aa by Moody's) characteristically have strong capacity to pay interest and repay principal. Medium-grade bonds (rated A or BBB by S&P or A or Baa by Moody's) are defined as having adequate capacity to pay interest and repay principal. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics.

Securities rated BBB or Baa are neither highly protected nor poorly secured. These securities normally pay higher yield but involve potentially greater price variability than higher quality securities. They are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so.

Debt securities rated below BBB by S&P or below Baa by Moody's (commonly referred to as "junk bonds") are considered to be below investment grade. The lower the ratings of such debt securities, the greater their risks render them like equity securities. These types of high yield/high risk debt obligations are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with their terms and generally involve a greater risk of default and more volatility in price than securities in higher rating categories, such as investment-grade U.S. bonds. The market price of such lower rated debt securities may decline significantly in periods of general economic difficulty. The trading market for these securities is generally less liquid than for higher rated securities making it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value, and a Fund may have difficulty disposing of these securities at the time it wishes to do so. Securities rated D by S&P, or of equivalent quality if unrated, may be in default with respect to payment of principal or interest. Also, longer maturity bonds tend to fluctuate more in price as interest rates change than do short-term bonds, providing both opportunity and risk.

Scudder International Fund may invest no more than 5% of its total assets in debt securities which are rated below investment grade. The Fund may invest in securities which are rated D by S&P, or if unrated, are of equivalent quality.

Scudder Global Fund will invest no more than 5% of its total assets in debt securities rated BBB or Baa or below or in unrated securities. The Fund may invest in securities which are rated as low as C by Moody's or D by S&P at the time of purchase.

Scudder Emerging Markets Growth Fund may invest in debt securities with varying degrees of credit quality. The Fund may invest in securities whose quality is comparable to securities rated as low as C by Moody's or D by S&P.


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                                       40

Scudder Latin America Fund may invest in debt securities which are unrated, rated or the equivalent of those rated below investment grade. The Fund will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, and may invest in securities rated C by Moody's or D by S&P.

Scudder Income Fund may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Adviser, but will not purchase bonds rated below B by Moody's or S&P or their equivalent.

Scudder International Bond Fund will invest no more than 15% of its total assets in debt securities rated below BBB or Baa but no lower than B by S&P or Moody's.

High yield/high risk securities. Scudder High Yield Bond Fund, Scudder Income Fund and Scudder Emerging Markets Income Fund may invest in debt securities which are rated below investment-grade (hereinafter referred to as "lower rated securities") or which are unrated, but deemed equivalent to those rated below investment-grade by the Adviser. The lower the ratings of such debt securities, the greater their risks. These debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. The yields on high yield/high risk bonds will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities especially in a market characterized by only a small amount of trading.

In cases where market quotations are not available, lower rated securities are valued using guidelines established by each Fund's Board of Trustees or Directors. Perceived credit quality in this market can change suddenly and unexpectedly, and may not fully reflect the actual risk posed by a particular lower rated or unrated security.

Please refer to the attached "Appendix" for further information concerning debt securities ratings. For a more complete description of the risks of high yield/high risk securities, please refer to each Fund's Statement of Additional Information.

Real estate-related instruments. Scudder High Yield Bond Fund may invest in real estate-related instruments. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Real estate investment trusts. Scudder Growth and Income Fund may invest in real estate investment trusts. Scudder Income Fund may invest in debt securities issued by REITs. Investment in REITs may subject Scudder Growth and Income Fund and Scudder Income Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

Mortgage and other asset-backed securities. Scudder Income Fund and Scudder High Yield Bond Fund may invest in mortgage and other asset-backed securities. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and lessen their growth potential. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Asset-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.

Indexed securities. Scudder Income Fund, Scudder International Bond Fund and Scudder Emerging Markets Income Fund may invest in indexed securities. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, the change in the interest rate or value of the security at maturity may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, each Fund will bear the market risk of the reference instrument. Scudder Income Fund may invest in debt securities issued by REITs.

Securities lending. From time to time the Scudder Growth and Income Fund may lend its portfolio securities to registered broker/dealers as described above. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the


                                   Prospectus
recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to registered broker/dealers deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.


Trust preferred securities. Scudder Income Fund and Scudder High Yield Bond Fund may invest in trust preferred securities. If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount ("OID") obligations for the remainder of their term. As a result, holders of trust preferred securities, such as the Fund, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of trust preferred securities would likely be negatively affected. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities.


Strategic Transactions and derivatives. All Funds with the exception of Scudder Cash Investment Trust may invest in strategic transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that a Fund may use and some of their risks are described more fully in each Fund's respective Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions

Scudder Development Fund, Scudder Large Company Growth Fund, Scudder Latin America Fund and Scudder Emerging Markets Growth Fund each intends to distribute any dividends from net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of federal excise tax. Scudder Small Company Value Fund, Scudder International Fund and Scudder Global Fund each intends to distribute any dividends from net investment income and any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of federal excise tax. Each fund may make an additional distribution, if necessary.

Scudder Growth and Income Fund and Scudder Income Fund each intends to distribute any dividends from its net investment income quarterly in April, July, October and December. Scudder Emerging Markets Income Fund intends to distribute dividends from its net investment income quarterly in March, June, September and December. Scudder Growth and Income Fund, Scudder Income Fund, Scudder High Yield Bond and Scudder International Bond Fund each intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a Federal excise tax. An additional distribution may be made, if necessary. Scudder Emerging Markets Income Fund intends to distribute any realized capital gains after utilization of capital loss carryforwards, if any, in December.


                                   Prospectus

Scudder High Yield Bond Fund, Scudder International Bond Fund and Scudder Cash Investment Trust's dividends from its net investment income are declared daily and distributed monthly. Scudder Cash Investment Trust may take into account capital gains and losses (other than long-term capital gains) in its daily dividend declaration, and each Fund may make additional distributions for tax purposes, if necessary.

For all Funds, any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of a Fund. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder's account.


For all Funds, generally dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Except for Scudder Cash Investment Trust, a portion of dividends from net investment income may qualify for the dividends-received deduction for corporations.


For Scudder Emerging Markets Income Fund and Scudder International Bond Fund, certain realized gains or losses on the sale or retirement of foreign bonds held by the Funds, to the extent attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease a Fund's income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains or losses, the Fund's income available for distribution is decreased, a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a nontaxable return of capital distribution. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

For Scudder International Fund, Scudder Global Fund, Scudder Latin America Fund and Scudder Emerging Markets Growth Fund, shareholders may be able to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by each Fund to foreign countries.

Each Fund sends detailed tax information to shareholders about the amount and type of its distributions by January 31 of the following year.

For Scudder Emerging Markets Growth Fund, distributions are not subject to the 2% redemption fee, whether paid in cash or reinvested. If the investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account. For Scudder Small Company Value Fund and Scudder High Yield Bond Fund, distributions are not subject to the 1% redemption fee, whether paid in cash or reinvested.


For Scudder Small Company Value Fund, under normal investment conditions, it is anticipated that the Fund's portfolio turnover rate will not exceed 75% per year. For Scudder Emerging Markets Growth Fund under normal investment conditions, it is anticipated that the Fund's portfolio turnover rate will not exceed 100% per year. However, economic and market conditions may necessitate more active trading, resulting in a higher portfolio turnover rate. A higher rate involves greater brokerage expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.


Performance information

From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance.

"Total return" is the change in value of an investment in a Fund for a specified period.

"Average annual total return" of a Fund is the average annual compound rate of return of an investment in a Fund assuming the investment has been held for one year, five years and ten years as of a stated ending date. (If a Fund has not been in operation for at least ten years, the life of the Fund will be used where applicable.)

"Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods.

All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund.

For all Funds except Scudder Cash Investment Trust, "capital change" measures return from capital, including reinvestment of any capital gains distributions but does not include the reinvestment of dividends.

For Scudder Income Fund, Scudder Emerging Markets Income Fund, Scudder International Bond Fund and Scudder High Yield Bond Fund, the "SEC yield" of a Fund is an annualized expression of the net income generated by a Fund over a specified 30-day (one month) period as a percentage of a Fund's share price on the last day of that period. The yield is calculated according to methods required by the SEC, and therefore may not equate to the level of income paid to shareholders. Yield is expressed as an annualized percentage.


                                   Prospectus

For Scudder Cash Investment Trust, "yield" refers to income generated by an investment in the Fund over a specified seven-day period. Yield is expressed as an annualized percentage. The "effective yield" of the Fund is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested and will reflect the effects of compounding.


Performance for any of the Funds will vary based upon, among other things, changes in market conditions and the level of a Fund's expenses.


Fund organization

Each Fund is a series of a Trust or Corporation which is an open-end management investment company registered under the 1940 Act.

The activities of the Funds are supervised by their respective Boards of Trustees or Directors. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trusts or Corporations are not required to and have no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees or Directors, changing fundamental investment policies or approving an investment management agreement. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee or Director as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of each of the thirteen Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement or omission regarding another Fund. The Trustees and Directors of each Trust or Corporation have considered this and approved the use of a combined prospectus.

Scudder Securities Trust, formerly known as Scudder Development Fund, was organized as a Massachusetts business trust in October 1985 and on December 31, 1985 assumed the business of its predecessor. Its predecessor was organized as a Delaware corporation in February, 1970.

Scudder Investment Trust, formerly known as Scudder Growth and Income Fund, was organized as a Massachusetts business trust in September 1984 and on December 31, 1984 assumed the business of its predecessor, which was organized as a Massachusetts corporation in May 1929. Scudder Large Company Growth Fund, formerly known as Scudder Quality Growth Fund changed its name on March 1, 1997.

Scudder International Fund, Inc. was organized as a Maryland corporation in July 1975, its predecessor was organized in 1953.

Scudder Global Fund, Inc. was organized as a Maryland corporation in May 1986.

Scudder Portfolio Trust was organized as a Massachusetts business trust in September 1984 and on December 31, 1984 assumed the business of its predecessor, which was organized as a Massachusetts corporation in 1928.

Scudder Cash Investment Trust was organized as a Massachusetts business trust in December 1975.

Investment adviser

The Funds retain the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage each Fund's daily investment and business affairs subject to the policies established by the relevant Trust's Board of Trustees or Corporation's Board of Directors. The Trustees have overall responsibility for the management of their respective funds under Massachusetts law. The Directors have overall responsibility for the management of their respective funds under Maryland law.

Under each Fund's Investment Management Agreement with the Adviser, a Fund is responsible for all of its expenses, including fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; taxes and governmental fees; the fees and expenses of the transfer agent; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees or Directors, officers and employees of the respective Trust or Corporation who are not affiliated with the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians.

The management fees for Scudder Development Fund, Scudder Growth and Income Fund, Scudder International Fund, Scudder Global Fund, Scudder Income Fund and Scudder Cash Investment Trust are graduated so that increases in a Fund's net assets may result in a lower fee and decreases in a Fund's assets may result in a higher fee.


For the fiscal year ended December 31, 1996 the Adviser received investment management fees of 0.49% and 0.61% of each Fund's average daily net assets for Scudder Growth and Income Fund and Scudder Income Fund, respectively. For the fiscal year ended March 31, 1996, the Adviser received an investment management fee of 0.82% of Scudder International Fund's daily net assets. For the fiscal year ended June 30, 1996 the Adviser received investment management fees of 0.98%, 0.96%, 0.85% and 0.41% of each Fund's average daily net assets for each of Scudder Development Fund, Scudder Global Fund, Scudder International Bond Fund and Scudder Cash Investment Trust, respectively.



                                   Prospectus

As of May 1, 1997, Scudder Growth and Income Fund pays the Adviser an annual fee of 0.60% of the first $500 million of average daily net assets, 0.55% of such assets in excess of $500 million, 0.50% of such assets in excess of $1 billion, 0.475% of such assets in excess of $1.5 billion, 0.45% of such assets in excess of $2 billion, 0.425% of such assets in excess of $3 billion and 0.405% of such assets in excess of $4.5 billion.

As of September 5, 1996 Scudder International Fund pays the Adviser an annual fee of 0.90% of the first $500 million of average daily net assets, 0.85% of such assets in excess of $500 million, 0.80% of such assets in excess of $1 billion, 0.75% of such assets in excess of $2 billion and 0.70% of such assets in excess of $3 billion. Prior to September 5, 1996 the investment management fee for Scudder International Fund was equal, on an annual basis, to 0.90% of the first $500 million of average daily net assets, 0.85% of such assets in excess of $500 million, 0.80% of such assets in excess of $1 billion and 0.75% of such assets in excess of $2 billion.


Scudder Small Company Value Fund, Scudder Large Company Growth Fund, Scudder Emerging Markets Growth Fund, Scudder Latin America Fund, Scudder High Yield Bond Fund and Scudder Emerging Markets Income Fund each pay the Adviser an annual fee of 0.75%, 0.70%, 1.25%, 1.25%, 0.70% and 1.00%, respectively, of each
Fund's average daily net assets. The Adviser has agreed to maintain the annualized expenses of Scudder Small Company Value Fund at no more than 1.50% of the average daily net assets of the Fund until December 31, 1997. The annualized expenses of Scudder Emerging Markets Growth Fund will be maintained by the Adviser at no more than 2% of the average daily net assets of the Fund until February 28, 1998. The Adviser had agreed to maintain the annualized expenses of Scudder Emerging Markets Income Fund at not more than 1.50% of the average daily net assets until February 29, 1996. Accordingly, the Adviser received an investment management fee of 0.99% of Scudder Emerging Markets Income Fund's average daily net assets. The Adviser has agreed to maintain the annualized expenses of Scudder High Yield Bond Fund at no more than 0% of the average daily net assets of the Fund until December 31, 1997. For the fiscal period ended February 28, 1997, the Adviser did not receive a management fee.

Because of the higher cost of research for Scudder Development Fund, the investment management fee is higher than that charged by most funds, but not necessarily higher than fees charged to funds with investment objectives similar to those of this Fund. The investment management fee is higher than the average management fee for Scudder Small Company Value Fund, but not necessarily higher than that charged by funds with a similar investment objective. The investment management fee for Scudder International Fund, Scudder Global Fund, Scudder Emerging Markets Growth Fund, Scudder Latin America Fund, Scudder Emerging Markets Income Fund and Scudder International Bond Fund is higher than that charged by many funds which invest primarily in U.S. securities, though it is not necessarily higher than fees charged to funds with similar investment objectives. Management of Scudder International Bond Fund involves market, credit and currency relationships in a number of economies throughout the world. Because Scudder International Bond Fund's annual portfolio turnover rate may continue to be over 100%, the Fund may have higher transaction costs and shareholders may incur taxes on any realized gains.


The management fees are payable monthly, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

All of a Fund's expenses are paid out of gross investment income or in the case of Scudder Development Fund, assets of a Fund. Shareholders pay no direct charges or fees for investment or administrative services.

Scudder, Stevens & Clark, Inc. maintains offices at Two International Place, Boston, Massachusetts and 345 Park Avenue, New York, New York.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for each Fund.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is each Fund's principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of the Funds. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of each Fund.


                                   Prospectus

Custodian

State Street Bank and Trust Company is the custodian for Scudder Development Fund, Scudder Small Company Value Fund, Scudder Growth and Income Fund, Scudder Large Company Growth Fund, Scudder Income Fund, Scudder High Yield Bond Fund and Scudder Cash Investment Trust.

Brown Brothers Harriman & Co. is the custodian for Scudder International Fund, Scudder Global Fund, Scudder Emerging Markets Growth Fund, Scudder Latin America Fund, Scudder International Bond Fund and Scudder Emerging Markets Income Fund.


Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Funds' transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption requests by telephone prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:
-- the name of the fund in which the money is to be invested, -- the account number of the fund, and -- the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account. The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By telephone order. Existing shareholders for all Funds, except Scudder International Bond Fund, Scudder High Yield Bond Fund and Scudder Cash Investment Trust, may purchase shares at a certain day's price by calling 1-800-225-5163 before the close of regular trading on the New York Stock Exchange (the "Exchange"), normally 4 p.m. eastern time, on that day. Orders must be for $10,000 or more and cannot be for an amount greater than four times the value of your account at the time the order is placed. A confirmation with complete purchase information is sent shortly after your order is received. You must include with your payment the order number given at the time the order is placed. If payment by check or wire is not received within three business days, the order is subject to cancellation and the shareholder will be responsible for any loss to the Fund resulting from this cancellation. Telephone orders are not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

For Scudder International Bond Fund and Scudder High Yield Bond Fund, to a limited extent, certain financial institutions may place orders to purchase shares unaccompanied by payment prior to the close of regular trading on the Exchange, normally 4 p.m. eastern time, and receive that day's price. Such purchased shares will begin to earn dividends on the day on which the payment is received by the Fund. If payment by check or wire is not received from the financial institution within three business days, the order is subject to


                                   Prospectus
cancellation and the financial institution will be responsible for any loss to the Fund resulting from this cancellation. Please call 1-800-854-8525 for more information.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases may not be for more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, a Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for most retirement plan accounts. However, "AutoBuy" transactions are available for Scudder IRA accounts.

Redeeming shares

The Funds allow you to redeem shares (i.e., sell them back to a Fund) without redemption fees, with the exceptions of Scudder Emerging Markets Growth Fund, Scudder Small Company Value Fund and Scudder High Yield Bond Fund. Scudder Emerging Markets Growth Fund charges a 2% fee upon the redemption or exchange of shares held less than one year, and Scudder Small Company Value Fund and Scudder High Yield Bond Fund each charge a 1% redemption fee upon the redemption or exchange of shares held less than one year. (Please see "Redeeming shares -- Exchanging and redeeming shares from Scudder Emerging Markets Growth Fund, Scudder Small Company Value Fund and Scudder High Yield Bond Fund" for complete information.)

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Fund's transfer agent has received your completed and signed application. Telephone redemption is not available for shares held in Scudder IRA accounts and most other Scudder retirement plan accounts.

In the event that you are unable to reach the Fund by telephone, you should write to the Fund; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By "Write-A-Check." For Scudder Cash Investment Trust, you may redeem shares by writing checks against your account balance for at least $100. Your Fund investments will continue to earn dividends until your check is presented to the Fund for payment.

Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written.


                                   Prospectus

Exchanging and redeeming shares from Scudder Emerging Markets Growth Fund, Scudder Small Company Value Fund or Scudder High Yield Bond Fund

Upon the redemption or exchange of shares held less than one year, a fee of 2% in Scudder Emerging Markets Growth Fund and a fee of 1% in Scudder Small Company Value Fund and Scudder High Yield Bond Fund of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The fee is waived for all shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans. However, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this fee waiver does not apply to IRA and SEP-IRA accounts. This fee is intended to encourage long-term investment in each Fund, to avoid transaction and other expenses caused by early redemptions, and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its subsidiaries, and does not benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate their fees at any time. The fee applies to redemptions from these Funds and exchanges to other Scudder funds, but not to dividend or capital gains distributions which have been automatically reinvested in a Fund. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. See "Exchanges and Redemptions" in each Fund's Statement of Additional Information for a more detailed description of the redemption fee.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $100,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (Each Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations, or clearing agencies deemed eligible by the SEC. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $100,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. There is a 2% fee payable to Scudder Emerging Markets Growth Fund and a 1% fee payable to Scudder Small Company Value Fund and Scudder High Yield Bond Fund for exchanges or redemptions of shares held less than one year. Scudder Fund Accounting Corporation determines net asset value per share as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading, for all Funds except for Scudder Cash Investment Trust, which determines its net asset value per share as of twelve o'clock noon and as of the close of regular trading (normally 4:00 p.m. eastern time). Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding. In calculating the net asset value per share, Scudder Cash Investment Trust uses the current market value of the securities, except for securities with sixty days or less to maturity, the Fund uses the amortized cost value.

Trading in securities on foreign securities exchanges is normally completed before the close of regular trading on the Exchange. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the Exchange, or may take place on days on which there is no regular trading on the Exchange. If events materially affecting the value of a Fund's portfolio securities occur between the time when these foreign exchanges close and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined by each Board of Trustees or Directors.

Processing time

All purchase and redemption requests must be received in good order by the Funds' transfer agent.


                                   Prospectus

For all Funds except Scudder Cash Investment Trust. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of regular trading that day. Those requests received after the close of regular trading on the Exchange will be executed the following business day.

For Scudder Cash Investment Trust. Purchases made by wire and received by the Fund's transfer agent before noon on any business day are executed at noon on that day and begin earning income the same day. Those made by wire between noon and the close of regular trading on the Exchange on any business day are executed at the close of trading the same day and begin earning income the next business day. Purchases made by check are executed on the day the check is received in good order by the Fund's transfer agent and begin earning income on the next business day. Redemption requests received in good order by the Fund's transfer agent between noon and the close of regular trading on the Exchange are executed at the net asset value calculated at the close of regular trading on that day and will earn a dividend on the redeemed shares that day. If a redemption request is received by noon, proceeds will normally be wired that day, if requested by the shareholder, but no dividend will be earned on the redeemed shares on that day.

For all Funds. If you wish to make a purchase of $500,000 or more you should notify the Funds' transfer agent of such a purchase by calling 1-800-225-5163.

The Funds will normally send your redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Purchase restrictions

Purchases and sales should be made for long-term investment purposes only. The Funds and Scudder Investor Services, Inc. each reserve the right to reject purchases of Fund shares (including exchanges) for any reason including when a pattern of frequent purchases and sales made in response to short-term fluctuations in a Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires these Funds to withhold 31% of taxable dividends, capital gains distributions from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. The Funds reserve the right to reject new account applications without a certified Social Security or tax identification number. The Funds also reserve the right, following 30 days' notice to shareholders, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period. Redemptions for failure to provide a tax identification number are not subject to the 2% redemption fee on Scudder Emerging Markets Growth Fund or the 1% redemption fee on Scudder Small Company Value Fund or Scudder High Yield Bond Fund.

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by a Fund's Board of Trustees or Directors. Scudder retirement plans and certain other accounts have similar or lower minimum balance requirements. The initial investment and minimum account balance for fiduciary accounts such as IRAs is $1,000 per fund account, while the subsequent minimum investment is $50. A shareholder may open a regular account with a minimum of $1,000, if an investment program of at least $100 per month is established.

Shareholders with non-fiduciary accounts who maintain an account balance of less than $2,500 in a Fund without establishing a regular investment program may be assessed an annual $10.00 per fund charge with the fee to be paid to a Fund. The $10.00 charge will not apply to shareholders with a combined household account balance (same surname, same address) in any of the Scudder Funds of $25,000 or more. Each Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, where a reduction in value has occurred due to a redemption or exchange out of the account. The shareholder may restore the share balance to $250 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid an involuntary redemption. A Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation. Please refer to "Exchanges and Redemptions -- Other information" in each Fund's Statement of Additional Information.


                                   Prospectus

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Redemption-in-kind

Each Fund, except Scudder Cash Investment Trust, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by a Fund and valued as they are for purposes of computing each Fund's net asset value (a redemption-in-kind).

If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. Each Trust or Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a

Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Each of the Funds is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Scudder Development Fund. Lead Portfolio Manager Roy C. McKay assumed responsibility for the Fund's day-to-day management when he joined Scudder in 1988. Mr. McKay has 30 years of investment experience, with over 20 years specializing in small company growth stocks. Peter Chin, who has been with Scudder since 1973, joined Scudder's small company group in 1986 and became a Portfolio Manager of the Fund in 1993. Mr. Chin contributes expertise in manufacturing, service and energy companies. Mr. Chin has 27 years of investment experience including ten years in small company growth stocks.

Scudder Small Company Value Fund. Philip S. Fortuna, Lead Portfolio Manager, joined Scudder in 1986 as manager of institutional equity accounts. He became director of quantitative research in 1987 and served as director of investment operations from 1993 to 1994. James M. Eysenbach, Portfolio Manager, joined Scudder in 1991 as a senior quantitative analyst and is currently director of quantitative research for Scudder. Mr. Eysenbach has more than ten years investment research and management experience.

Scudder Growth and Income Fund. Lead Portfolio Manager, Robert T. Hoffman leads a team of investment professionals responsible for the management of the Fund and other portfolios managed in a similar fashion. Mr. Hoffman has had responsibility for setting the Fund's stock investing strategy and overseeing the Fund's day-to-day operations since 1991. Mr. Hoffman, who joined Scudder in 1990 as a portfolio manager, has 13 years of experience in the investment industry, including several years of pension fund management experience.

Lori Ensinger, Portfolio Manager joined the portfolio management team in 1993, and the Fund in 1996. Ms. Ensinger focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983, and joined Scudder in 1993.

Deborah Chaplin, Portfolio Manager, has focused on stock selection and investment strategy since joining the portfolio management team in 1997. Ms. Chaplin, who joined Scudder in 1996 has over four years of investment experience as a securities analyst and portfolio manager. Prior to joining Scudder, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan.

Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983 as a portfolio manager, and the Fund in 1986.

Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined the portfolio management team and Scudder in 1991, focuses on strategy and stock selection.


                                   Prospectus

Scudder Large Company Growth Fund. Lead Portfolio Manager Valerie F. Malter joined Scudder in 1995 and is responsible for the Fund's investment strategy and daily operation. Ms. Malter has 11 years of experience as an analyst covering a wide range of industries, and four years of portfolio management experience focusing on the stocks of companies with large-sized market capitalizations.

Scudder International Fund. Lead Portfolio Manager Carol L. Franklin joined Scudder International Fund's portfolio management team in 1986 and has been responsible for setting the Fund's investment strategy and overseeing security selection for the Fund's portfolio since 1992. Ms. Franklin, who has 19 years of experience in finance and investing, joined Scudder in 1981. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder and the team in 1976. Irene T. Cheng, Portfolio Manager, joined Scudder and the team in 1993. Ms. Cheng has been a portfolio manager since 1993 and has 12 years of experience in finance and investing. Francisco S. Rodrigo III, Portfolio Manager, joined Scudder and the team in 1994. Mr. Rodrigo has been involved with investment in global and international stocks and bonds as a portfolio manager and analyst since 1989. Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined Scudder in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks as an assistant portfolio manager since 1989.

Scudder Global Fund. Lead Portfolio Manager William E. Holzer has had day-to-day responsibility for Scudder Global Fund's worldwide strategy and investment themes since its inception in 1986. Mr. Holzer, who has over 20 years' experience in global investing, joined Scudder in 1980. Nicholas Bratt, Portfolio Manager, directs Scudder's overall global equity investment strategies. Mr. Bratt joined Scudder in 1976 and the team in 1993. Alice Ho, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Ms. Ho, who joined Scudder in 1986 as a member of the institutional and private investment counsel areas, has worked as a portfolio manager since 1989.

Scudder Emerging Markets Growth Fund. Joyce E. Cornell, Lead Portfolio Manager, has responsibility for the Fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager at Scudder since 1993, and joined the firm in 1991 after eight years of investment experience as a research analyst. Elizabeth Allan, Portfolio Manager, helps set the Fund's general investment strategies. Ms. Allan joined Scudder in 1987, and has numerous years of Pacific Basin research and investing experience. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy by focusing on the Latin American securities in the portfolio. Ms. Kenney joined Scudder in 1995 and has nine years of financial industry experience.

Scudder Latin America Fund. Lead Portfolio Manager Edmund B. Games, Jr. has set the Fund's investment strategy and overseen its daily operation since the Fund was introduced in 1992. Mr. Games joined Scudder's equity research area in 1960 and has focused on Latin American stocks since 1988. Tara C. Kenney, Portfolio Manager, assists with the Fund's research and investment strategy. Ms. Kenney, who joined the Fund's team in 1996, has nine years of financial industry experience. Paul Rogers, Portfolio Manager, also joined the Fund's team in 1996 and is primarily responsible for research on Latin American corporations. Mr. Rogers joined Scudder in 1994 and has over 10 years of investment experience.

Scudder Income Fund. Lead Portfolio Manager William M. Hutchinson has been responsible for the Fund's day-to-day operations and overall investment strategy since he joined Scudder in 1986. Mr. Hutchinson has over 20 years of investment experience. Stephen A. Wohler, Portfolio Manager, joined the team in 1994 and is also responsible for implementing the Fund's strategy. Mr. Wohler has over 17 years experience managing fixed-income investments and has been with Scudder since 1979.


Scudder High Yield Bond Fund. Kelly D. Babson, Lead Portfolio Manager, is a portfolio manager in Scudder's Global Bond Group, with 16 years' experience in fixed-income investing including ten years of high yield portfolio management prior to joining Scudder. Christopher L. Gootkind, Portfolio Manager, has been doing credit research at Scudder since 1986, and is currently head of Corporate Credit Research in Scudder's Global Bond Group. Mr. Gootkind is a portfolio manager for Scudder Short Term Bond Fund. Stephen A. Wohler, Portfolio Manager, is currently Director of Scudder's Global Bond Group, overseeing all of fixed-income investing for the firm. He is the Active Value Product Leader, as well as a member of the portfolio management teams for Scudder Income Fund and Scudder Zero Coupon 2000 Fund.


Scudder International Bond Fund. Lead Portfolio Manager Gary P. Johnson assumed responsibility for the Fund's day-to-day management and investment strategies in February 1997. Mr. Johnson, who has 16 years of investment industry experience, joined Scudder in 1987. Portfolio Manager Adam M. Greshin specializes in global and international bond investments. Mr. Greshin was involved in the original design of Scudder International Bond Fund and has been a portfolio manager of the Fund since its inception in 1988. Christopher B. Steward, Portfolio Manager, joined Scudder in 1992 and the Fund's team in 1996. Mr. Steward, who has nine years of investment industry experience, helps set the Fund's investment strategy and contributes special expertise in European investments.


                                   Prospectus

Scudder Emerging Markets Income Fund. Lead Portfolio Manager Susan E. Gray assumed responsibility for the Fund's investment strategies and day-to-day management in 1996. Ms. Gray, who has over six years of investment experience in emerging markets, joined the Fund's team in 1994 and has worked at Scudder since 1987. M. Isabel Saltzman, Portfolio Manager, assists with the development and execution of investment strategy. Ms. Saltzman, who joined Scudder in 1990, has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America.

Scudder Cash Investment Trust. Lead Portfolio Manager David Wines assumed responsibility for the Fund's day-to-day management in 1996. Mr. Wines focuses on overall investment strategy and has eight years of investment industry experience. Stephen L. Akers, Portfolio Manager, joined the Fund's team in 1994 and has managed several fixed-income portfolios since joining Scudder in 1984. Debra A. Hanson, Portfolio Manager, assists with the development and execution of investment strategy and has been with Scudder since 1983. K. Sue Cote, Portfolio Manager, joined Scudder in 1983 and has 13 years experience working with short-term fixed-income investments.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Personal Counsel(SM) -- A Managed Fund Portfolio Program

If you would like to receive direct guidance and management of your overall mutual fund portfolio to help you pursue your investment goals, you may be interested in Personal Counsel from Scudder. Personal Counsel, a program of Scudder Investor Services, Inc., a registered investment adviser, and a subsidiary of Scudder, Stevens & Clark, Inc., combines the benefits of a customized portfolio of pure no-load(TM) Scudder Funds with ongoing portfolio monitoring and individualized service, for an annual fee of generally 1% or less of assets (with a $1,000 minimum). In addition, it draws upon Scudder, Stevens & Clark's more than 75-year heritage of providing investment counsel to large corporate and private clients. If you have $100,000 or more to invest initially and would like more information about Personal Counsel, please call 1-800-700-0183.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.


Scudder Investor Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Investor Centers in Boca Raton, Boston, Chicago, New York and San Francisco.



                                   Prospectus

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans

Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

  o Scudder No-Fee IRAs. These retirement plans allow a maximum annual contribution of up to $2,000 per person for anyone with earned income (up to $2,000 per individual for married couples if only one spouse has earned income). Many people can deduct all or part of their contributions from their taxable income, and all investment earnings accrue on a tax-deferred basis. The Scudder No-Fee IRA charges you no annual custodial fee.

  o 401(k) Plans. 401(k) plans allow employers and employees to make tax-deductible retirement contributions. Scudder offers a full service program that includes recordkeeping, prototype plan, employee communications and trustee services, as well as investment options.

  o Profit Sharing and Money Purchase Pension Plans. These plans allow corporations, partnerships and people who are self-employed to make annual, tax-deductible contributions of up to $30,000 for each person covered by the plans. Plans may be adopted individually or paired to maximize contributions. These are sometimes known as Keogh plans. The Scudder Keogh charges you no annual custodial fee.

  o 403(b) Plans. Retirement plans for tax-exempt organizations and school systems to which employers and employees may both contribute.

  o SEP-IRAs. Easily administered retirement plans for small businesses and self-employed individuals. The maximum annual contribution to SEP-IRA accounts is adjusted each year for inflation. The Scudder SEP-IRA charges you no annual custodial fee.

  o Scudder Horizon Plan. A no-load variable annuity that lets you build assets by deferring taxes on your investment earnings. You can start with $2,500 or more.

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.

Scudder Investor Relations is a service provided through Scudder Investor Services, Inc., Distributor.

Appendix

The following is a description of the ratings given by S&P and Moody's to corporate and municipal bonds.

S&P:

Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt

                                   Prospectus
will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                                   Prospectus
                                       54

Investment products and services


The Scudder Family of Funds+++
--------------------------------------------------------------------------------


Money Market

  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust


Tax Free Money Market+
  Scudder Tax Free Money Fund
  Scudder California Tax Free Money Fund*
  Scudder New York Tax Free Money Fund*


Tax Free+
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund*
  Scudder Massachusetts Limited
    Term Tax Free Fund*
  Scudder Massachusetts Tax Free Fund*
  Scudder New York Tax Free Fund*
  Scudder Ohio Tax Free Fund*
  Scudder Pennsylvania Tax Free Fund*


U. S. Income
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Zero Coupon 2000 Fund
  Scudder High Yield Bond Fund


Global Income
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund


Asset Allocation
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio


U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Growth and Income Fund


U.S. Growth
  Value
    Scudder Large Company Value  Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund


  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund


Global Growth
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund


  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund


Retirement Programs
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan *+++ +++
    (a variable annuity)



Closed-End Funds#
--------------------------------------------------------------------------------

  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The First Iberian Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder World Income  Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.


                                   Prospectus
                                       55

How to contact Scudder

Account Service and Information:

     For existing account service and transactions

          Scudder Investor Relations -- 1-800-225-5163

     For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

          Scudder Electronic Account Services -- http://funds.scudder.com

     For personalized information about your Scudder accounts, exchanges and redemptions

          Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information:

     For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

          Scudder Investor Relations -- 1-800-225-2470
                                        Investor.Relations@scudder.com

          Scudder's World Wide Web Site -- http://funds.scudder.com

     For establishing 401(k) and 403(b) plans

          Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services:

     To receive information about this discount brokerage service and to obtain an application

          Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program:

     To receive information about this mutual fund portfolio guidance and management program

          Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to:

          The Scudder Funds
          P.O. Box 2291
          Boston, Massachusetts
          02107-2291

Or Stop by a Scudder Investor Center:

     Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Investor Center near you--they can be found in the following cities:

                   Boca Raton       Chicago           San Francisco

                   Boston           New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061-- Member NASD/SIPC.